                                                                  Exhibit (4)(g)



      =================================================================




                         CMS Energy Corporation, Issuer


                                      and


            The Chase Manhattan Bank (National Association), Trustee


                                   INDENTURE



                        Dated as of _____________, 1995


                                 ______________


      =================================================================

                             CROSS REFERENCE SHEET

                                 _____________



   Provisions of Trust Indenture Act of 1939 and Indenture to be dated as of ____________, 1995 between CMS Energy Corporation and The Chase Manhattan Bank (National Association):


Section of the Act                    Section of Indenture
- ------------------                    --------------------
310(a)(1) and (2).............       6.9
310(a)(3) and (4).............       Inapplicable
310(b)........................       6.8 and 6.10(a), (b) and (d)
310(c)........................       Inapplicable
311(a)........................       6.13(a) and (c)(1) and (2)
311(b)........................       6.13(b)
311(c)........................       Inapplicable
312(a)........................       4.1 and 4.2(a)
312(b)........................       4.2(a) and (b)(i) and (ii)
312(c)........................       4.2(c)
313(a)........................       4.4(a)
313(b)(1).....................       Inapplicable
313(b)(2).....................       4.4(b)
313(c)........................       4.4(c)
313(d)........................       4.4(d)
314(a)........................       4.3
314(b)........................       Inapplicable
314(c)(1) and (2).............       14.5
314(c)(3).....................       Inapplicable
314(d)........................       Inapplicable
314(e)........................       14.5
314(f)........................       Inapplicable
315(a), (c) and (d)...........       6.1
315(b)........................       5.11
315(e)........................       5.12
316(a)(1).....................       5.9
316(a)(2).....................       Not required
316(a) (last sentence)........       7.4
316(b)........................       5.7
316(c)........................       Not required
317(a)........................       5.2
317(b)........................       3.4(a) and (b)
318(a)........................       14.7

________________

* This Cross Reference Sheet is not part of the Indenture.

                               TABLE OF CONTENTS

                                 _____________

                                                                         Page
                                                                         ----
PARTIES................................................                   1

RECITALS

   Authorization of Indenture........................                     1
   Compliance with Legal Requirements................                     1
   Purpose of and Consideration for Indenture........                     1


                                  ARTICLE ONE

                                  DEFINITIONS

Section 1.1     Certain Terms Defined...................                  1
                Affiliate ..............................                  2
                Authenticating Agent....................                  2
                Authorized Newspaper....................                  2
                Board of Directors......................                  2
                Board Resolution........................                  2
                Business Day............................                  2
                Commission..............................                  2
                Common Stock............................                  3
                Conversion Agent........................                  3
                Convertible Securities..................                  3
                Corporate Trust Office..................                  3
                Coupon..................................                  3
                Covenant Defeasance.....................                  3
                Depository..............................                  3
                Event of Default........................                  3
                Government Obligations .................                  3
                Holder, Holder of Securities,
                  Securityholder........................                  4
                Indenture...............................                  4
                Interest................................                  4
                Interest Payment Date...................                  4
                Issuer..................................                  4
                Issuer Order............................                  4
                Maturity ...............................                  5
                Officers' Certificate...................                  5
                Opinion of Counsel......................                  5
                Original Issue Date.....................                  5
                Original issue discount.................                  5
                Original Issue Discount Security........                  5
                Outstanding.............................                  5
                Periodic Offering.......................                  6
                Person..................................                  7
                Principal...............................                  7





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
                                                                         Page
                                                                         ----
                Record Date.............................                  7
                Registered Global Security..............                  7
                Registered Security.....................                  7
                Responsible Officer.....................                  7
                Security or Securities..................                  7
                Security Register and Security Registrar                  8
                Subsidiary .............................                  8
                Stated Maturity ........................                  8
                Trust Indenture Act of 1939 or Trust
                  Indenture Act.........................                  8
                Trustee.................................                  8
                Unregistered Security...................                  8
                Yield to Maturity.......................                  8
Section 1.2     Other Definitions ......................                  8

                                  ARTICLE TWO

                                  SECURITIES

Section 2.1     Forms Generally.........................                  9
Section 2.2     Form of Trustee's Certificate
                    of Authentication.....................                9
Section 2.3     Amount Unlimited; Issuable in Series....                 10
Section 2.4     Authentication and Delivery of
                    Securities............................               14
Section 2.5     Execution of Securities.................                 17
Section 2.6     Certificate of Authentication...........                 18
Section 2.7     Denomination of Securities; Payments
                    of Interest...........................               18
Section 2.8     Registration, Transfer and Exchange.....                 19
Section 2.9     Mutilated, Defaced, Destroyed, Lost
                    and Stolen Securities.................               23
Section 2.10    Cancellation of Securities;
                    Destruction Thereof...................               24
Section 2.11    Temporary Securities....................                 25
Section 2.12    Computation of Interest ................                 25

                                 ARTICLE THREE

                            COVENANTS OF THE ISSUER

Section 3.1     Payment of Principal and Interest.......                 26
Section 3.2     Offices for Payments, etc...............                 26
Section 3.3     Appointment to Fill a Vacancy in
                    Office of Trustee.....................               28
Section 3.4     Paying Agents...........................                 28

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
                                                                        Page
                                                                        ----
                                 ARTICLE FOUR

                   SECURITYHOLDERS LISTS AND REPORTS BY THE
                            ISSUER AND THE TRUSTEE

Section 4.1     Issuer to Furnish Trustee
                    Names and Addresses of
                    Securityholders.......................               29
Section 4.2     Preservation and Disclosure of
                    Securityholders Lists.................               30
Section 4.3     Reports by the Issuer...................                 31
Section 4.4     Reports by the Trustee..................                 32


                                 ARTICLE FIVE

                  REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                              ON EVENT OF DEFAULT

Section 5.1     Event of Default Defined; Acceleration
                    of Maturity; Waiver of Default........               34
Section 5.2     Collection of Indebtedness by Trustee;
                    Trustee May Prove Debt................               38
Section 5.3     Application of Proceeds.................                 41
Section 5.4     Suits for Enforcement...................                 42
Section 5.5     Restoration of Rights on Abandonment
                    of Proceedings........................               42
Section 5.6     Limitations on Suits by
                    Securityholders.......................               42
Section 5.7     Unconditional Right of
                    Securityholders to Receive Principal
                    and Interest and to Institute
                    Certain Suits.........................               43
Section 5.8     Powers and Remedies Cumulative;
                    Delay or Omission Not Waiver of
                    Default...............................               43
Section 5.9     Control by Holders of Securities........                 44
Section 5.10    Waiver of Past Defaults.................                 44
Section 5.11    Trustee to Give Notice of Default,
                    But May Withhold in Certain
                    Circumstances.........................               45
Section 5.12    Right of Court to Require Filing
                    of Undertaking to Pay Costs...........               45
Section 5.13    Waiver of Stay or Extension Laws .......                 46

                                  ARTICLE SIX

                            CONCERNING THE TRUSTEE

Section 6.1     Duties and Responsibilities of the
                    Trustee; During Default; Prior to
                    Default...............................               46

                                                                        Page
                                                                        ----
Section 6.2     Certain Rights of the Trustee...........                 48
Section 6.3     Trustee Not Responsible for Recitals,
                    Disposition of Securities or
                    Application of Proceeds Thereof.......               49
Section 6.4     Trustee and Agents May Hold
                    Securities or Coupons;
                    Collections, etc......................               49
Section 6.5     Moneys Held by Trustee..................                 50
Section 6.6     Compensation and Indemnification
                    of Trustee and Its Prior Claim........               50
Section 6.7     Right of Trustee to Rely on
                    Officers' Certificate, etc............               50
Section 6.8     Qualification of Trustee;
                    Conflicting Interests.................               51
Section 6.9     Persons Eligible for Appointment
                    as Trustee............................               58
Section 6.10    Resignation and Removal; Appointment
                    of Successor Trustee..................               58
Section 6.11    Acceptance of Appointment by
                    Successor Trustee.....................               60
Section 6.12    Merger, Conversion, Consolidation or
                    Succession to Business of Trustee.....               61
Section 6.13    Preferential Collection of Claims
                    Against the Issuer....................               62
Section 6.14    Appointment of Authenticating Agent.....                 66

                                 ARTICLE SEVEN

                        CONCERNING THE SECURITYHOLDERS

Section 7.1     Evidence of Action Taken by
                    Securityholders........................              67
Section 7.2     Proof of Execution of Instruments and
                    of Holding of Securities...............              68
Section 7.3     Holders to be Treated as Owners..........                69
Section 7.4     Securities Owned by Issuer Deemed Not
                    Outstanding............................              70
Section 7.5     Right of Revocation of Action Taken......                70

                                 ARTICLE EIGHT

                            SUPPLEMENTAL INDENTURES

Section 8.1     Supplemental Indentures Without
                    Consent of Securityholders.............              71
Section 8.2     Supplemental Indentures With Consent
                    of Securityholders.....................              73
Section 8.3     Effect of Supplemental Indenture.........                74
Section 8.4     Documents to Be Given to Trustee.........                75

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
                                                                        Page
                                                                        ----
Section 8.5     Notation on Securities in Respect of
                    Supplemental Indentures................              75

                                 ARTICLE NINE

                   CONSOLIDATION, MERGER, SALE OR CONVEYANCE

Section 9.1     Covenant of Issuer Not to Merge,
                    Consolidate, Sell or Convey
                    Property Except Under Certain
                    Conditions.............................              75
Section 9.2     Successor Corporation Substituted
                    for Issuer.............................              76
Section 9.3     Opinion of Counsel Delivered
                    to Trustee.............................              77

                                  ARTICLE TEN

                   SATISFACTION AND DISCHARGE OF INDENTURE;
                               UNCLAIMED MONEYS

Section 10.1    Satisfaction and Discharge of
                    Indenture..............................              77
Section 10.2    Application by Trustee of Funds
                    Deposited for Payment of
                    Securities.............................              82
Section 10.3    Repayment of Moneys Held by Paying
                    Agent..................................              82
Section 10.4    Return of Moneys Held by Trustee
                    and Paying Agent Unclaimed for
                    Three Years..............................            82
Section 10.5    Indemnity for Government
                    Obligations............................              83

                                ARTICLE ELEVEN

                  REDEMPTION OF SECURITIES AND SINKING FUNDS

Section 11.1    Applicability of Article.................                84
Section 11.2    Notice of Redemption; Partial
                    Redemptions............................              84
Section 11.3    Payment of Securities Called for
                    Redemption.............................              86
Section 11.4    Exclusion of Certain Securities from
                    Eligibility for Selection for
                    Redemption.............................              87
Section 11.5    Mandatory and Optional Sinking
                    Funds..................................              87
Section 11.6    Conversion Arrangement on Call for
                    Redemption.............................              90

                                                                        Page
                                                                        ----
                                ARTICLE TWELVE

                                 SUBORDINATION

Section 12.1    Applicability of Article; Securities
                    Subordinated to Senior Indebtedness......            91
Section 12.2    Issuer Not to Make payments with Respect
                    to Subordinated Securities in Certain
                    Circumstances............................            92
Section 12.3    Subordinated Securities Subordinated to
                    Prior Payment of All Senior Indebtedness on
                    Dissolution, Liquidation or
                    Reorganization of Issuer.................            93
Section 12.4    Holders of Subordinated Securities to be
                    Subrogated to Right of Holders of
                    Senior Indebtedness......................            94
Section 12.5    Obligation of the Issuer
                    Unconditional............................            95
Section 12.6    Trustee Entitled to Assume Payments Not
                    Prohibited in Absence of Notice..........            95
Section 12.7    Application by Trustee of Monies or
                    Government Obligations Deposited
                    With It..................................            96
Section 12.8    Subordination Rights Not Impaired by Acts
                    or Omissions of Issuer or Holders of
                    Senior Indebtedness......................            97
Section 12.9    Securityholders Authorize Trustee to
                    Effectuate Subordination of
                    Securities...............................            97
Section 12.10   Right of Trustee to Hold Senior
                    Indebtedness.............................            97
Section 12.11   Article Twelve Not to Prevent Events of
                    Defaults.................................            98

                               ARTICLE THIRTEEN

                                  CONVERSION

Section 13.1    Applicability of Article...................              98
Section 13.2    Conversion Privilege ......................              98
Section 13.3    Conversion Procedure ......................              99
Section 13.4    Fractional Shares..........................             100
Section 13.5    Taxes on Conversion........................             100
Section 13.6    Issuer to Provide Stock....................             100
Section 13.7    Adjustment for Change in
                    Capital Stock............................           101
Section 13.8    Adjustment for Rights Issue................             102
Section 13.9    Adjustments for Other Distributions........             103
Section 13.10   Voluntary Adjustment.......................             104
Section 13.11   Certain Definitions........................             104
Section 13.12   When Adjustment May Be Deferred............             106
Section 13.13   When Adjustment Is Not Required............             106

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
                                                                        Page
                                                                        ----
Section 13.14   Notice of Adjustment.......................             107
Section 13.15   Notice of Certain Transactions.............             107
Section 13.16   Consolidation, Merger or Sale of the
                    Issuer...................................           108
Section 13.17   Issuer Determination Final.................             108
Section 13.18   Trustee's Disclaimer.......................             108
Section 13.19   Simultaneous Adjustments...................             109

                               ARTICLE FOURTEEN

                           MISCELLANEOUS PROVISIONS

Section 14.1    Incorporators, Stockholders, Officers
                    and Directors of Issuer Exempt from
                    Individual Liability.....................           109
Section 14.2    Provisions of Indenture for the Sole
                    Benefit of Parties and Holders of
                    Securities and Coupons...................           109
Section 14.3    Successors and Assigns of Issuer Bound
                    by Indenture.............................           110
Section 14.4    Notices and Demands on Issuer, Trustee
                    and Holders of Securities and
                    Coupons..................................           110
Section 14.5    Officers' Certificates and Opinions of
                    Counsel; Statements to be Contained
                    Therein..................................           111
Section 14.6    Payments Due on Saturdays, Sundays and
                    Holidays.................................           112
Section 14.7    Conflict of any Provision of Indenture
                    with Trust Indenture Act of 1939.........           112
Section 14.8    Michigan Law to Govern.......................           112
Section 14.9    Counterparts.................................           112
Section 14.10   Effect of Headings...........................           113
Section 14.11   Separability Clause .........................           113

TESTIMONIUM..................................................           114

SIGNATURES...................................................           114

          THIS INDENTURE dated as of ____________, 1995 between CMS Energy Corporation, a Michigan corporation (the "Issuer"), and The Chase Manhattan Bank (National Association), a national banking association duly organized under the laws of the United States, as trustee (the "Trustee").


                             W I T N E S S E T H :


          WHEREAS, the Issuer has duly authorized the issue from time to time of its debentures, notes, bonds or other evidences of indebtedness to be issued in one or more series (the "Securities") up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture;

          WHEREAS, the Issuer has duly authorized the execution and delivery of this Indenture to provide, among other things, for the authentication, delivery and administration of the Securities; and

          WHEREAS, all things necessary to make this Indenture a valid indenture and agreement according to its terms have been done;

          NOW, THEREFORE:

          In consideration of the premises and the purchases of the Securities by the holders thereof, the Issuer and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective holders from time to time of the Securities and of the Coupons, if any, appertaining thereto as follows:


                                  ARTICLE ONE

                                  DEFINITIONS

          Section 1.1 Certain Terms Defined. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture that are defined in the Trust Indenture Act of 1939, including terms defined therein by reference to the Securities Act of 1933, as amended (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" means such accounting principles as are generally accepted in the United States of America at the time of any computation. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article include the plural as well as the singular.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Authenticating Agent" shall have the meaning set forth in Section
6.14.

          "Authorized Newspaper" means a newspaper published in English at least once a day for at least five days in each calendar week and of general circulation in The City of New York, State of New York. If it shall be impractical in the opinion of the Trustee to make any publication of any notice required hereby in an Authorized Newspaper, any publication or other notice in lieu thereof which is made or given with the approval of the Trustee shall constitute a sufficient publication of such notice.

          "Board of Directors" means either the Board of Directors of the Issuer or any committee of such Board duly authorized to act on its behalf.

          "Board Resolution" means a copy of one or more resolutions, certified by the secretary or an assistant secretary of the Issuer to have been duly adopted or consented to by the Board of Directors and to be in full force and effect, and delivered to the Trustee.

          "Business Day" means, with respect to any series of Securities, a day on which, in any city where amounts are payable on the Securities of such series as therein specified, banking institutions are not authorized or required by law or regulation to close.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act of 1939, then the body performing such duties at such time.

          "Common Stock" means the Common Stock, $.01 par value, of the Issuer as it exists on the date of this Indenture and stock of any other class into which such Common Stock may thereafter have been changed.

          "Conversion Agent" shall mean the office or agency where the Securities of each series that is convertible may be presented for conversion as set forth in Section 3.2.

          "Convertible Securities" means any or all options, warrants, securities and rights, except the Securities, which are convertible into or exercisable or exchangeable for Common Stock or which otherwise entitle the holder thereof to subscribe for, purchase or otherwise acquire Common Stock.

          "Corporate Trust Office" means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the date as of which this Indenture is dated, located at Four Chase MetroTech Center, Brooklyn, New York 11245

          "Coupon" means any interest coupon appertaining to a Security.

          "covenant defeasance" shall have the meaning set forth in Section 10.1(C).

          "Depository" means, with respect to the Securities of any series issuable or issued in the form of one or more Registered Global Securities, the Person designated as Depository by the Issuer pursuant to Section 2.3, which must be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and any other applicable statute or regulation, until a successor Depository shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depository" shall mean each Person who is then a Depository hereunder; and if at any time there is more than one such Person, "Depository" as used with respect to the Securities of any such series shall mean each Depository with respect to the Registered Global Securities of such series.

          "Event of Default" means any event or condition specified as such in
Section 5.1.

          "Government Obligations" means direct obligations of the United States for the payment of which its full faith and credit is pledged, or obligations of a person controlled or supervised by and acting as an agency or instrumentality of the

United States and the payment of which is unconditionally guaranteed by the United States, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of a holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depository receipt.

          "Holder", "Holder of Securities", "Securityholder" or other similar terms mean (a) in the case of any Registered Security, the Person in whose name such Security is registered in the Security Register kept by the Issuer for that purpose in accordance with the terms hereof, and (b) in the case of any Unregistered Security, the bearer of such Security, or any Coupon appertaining thereto, as the case may be.

          "Indenture" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented or both, and shall include the forms and terms of particular series of Securities established as provided hereunder.

          "Interest" means, when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity or upon default in any other payment due on such Security, interest payable after Maturity or upon such default, as the case may be.

          "Interest Payment Date" means (a) the date or dates, if any, on which interest is to be paid on any Security as established pursuant to Section 2.3(f) (provided, however, that the first Interest Payment Date for any Security, the Original Issue Date of which is after a Record Date but prior to the respective Interest Payment Date, shall be the Interest Payment Date following the next succeeding Record Date), (b) the date of maturity or redemption of such Security, and (c) only with respect to defaulted interest on such Security, the date established for the payment of such defaulted interest pursuant to Section 2.7 hereof.

          "Issuer" means (except as otherwise provided in Article Six) CMS Energy Corporation, a Michigan corporation, and, subject to Article Nine, its successors and assigns.

          "Issuer Order" means a written statement, request or order of the Issuer signed in its name by the Chairman, the President or any Vice President (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President") or by the Treasurer of the Issuer.

          "Maturity" means, when used with respect to any Security, the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "Officers' Certificate" means a certificate signed by the Chairman, the President or any Vice President (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President"), and by the Chief Financial Officer, Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary, of the Issuer and delivered to the Trustee. Except as otherwise provided herein, each such certificate shall include the statements provided for in Section 14.5.

          "Opinion of Counsel" means an opinion in writing signed by the counsel of the Issuer as designated by the Board of Directors or by such other legal counsel who may be an employee of or regular counsel to the Issuer and who shall be satisfactory to the Trustee. Each such opinion shall include the statements provided for in Section 14.5, if and to the extent required thereby.

          "Original Issue Date" of any Security (or portion thereof) means the earlier of (a) the date of such Security or (b) the date of any Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

          "original issue discount" of any debt security, including any Original Issue Discount Security, means the difference between the principal amount of such debt security and the initial issue price of such debt security (as set forth, in the case of an Original Issue Discount Security, on the face of such Security).

          "Original Issue Discount Security" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.1.

          "Outstanding" (except as otherwise provided in Section 6.8), when used with reference to Securities, shall, subject to the provisions of Section 7.4, mean, as of any particular time, all Securities theretofore authenticated and delivered by the Trustee under this Indenture, except:

          (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (b) Securities, or portions thereof, for the payment or redemption of which moneys or Government Obligations (as provided for in Section 10.1) in the necessary amount shall have been theretofore deposited in trust with the Trustee or with any paying agent (other than the Issuer) or shall have been set aside, segregated and held in trust by the Issuer for the Holders of such Securities (if the Issuer shall act as its own paying agent), provided that if such Securities, or portions thereof, are to be redeemed prior to the Maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

          (c) Securities which shall have been paid or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section 2.9 (except with respect to any such Security as to which proof satisfactory to the Trustee is presented that such Security is held by a Person in whose hands such Security is a legal, valid and binding obligation of the Issuer).

          In determining whether the Holders of the requisite principal amount of Outstanding Securities of any or all series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (a) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.1, and (b) Securities owned by the Issuer or any other obligor upon the Securities of any Affiliate of the Issuer or of such other obligor shall be disregarded and deemed not to be Outstanding, except that in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned as described in clause (b) above which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the Securities or an Affiliate of the Issuer or of such other obligor.

          "Periodic Offering" means an offering of Securities of any series from time to time, the specific terms of which Securities, including, without limitation, the rate or rates of interest, if any, thereon, the stated maturity or maturities thereof and the redemption provisions, if any, with respect thereto are to be determined by the Issuer or its agents upon the issuance of such Securities.

          "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "principal", of a debt security, including any Security, means the amount (including, without limitation, if and to the extent applicable, any premium and, in the case of an Original Issue Discount Security, any accrued original issue discount, but excluding interest) that is payable with respect to such debt security as of any date and for any purpose (including, without limitation, in connection with any sinking fund, upon any redemption at the option of the Issuer, upon any purchase or exchange at the option of the Issuer or the Holder of such debt security and upon any acceleration of the Maturity of such debt security) and shall be deemed to include the words "and premium, if any".

          "Record Date" shall have the meaning set forth in Section 2.7.

          "Registered Global Security" means a Security evidencing all or a part of a series of Securities issued to the Depository, or its nominee, for such series in accordance with Section 2.4, and bearing the legend prescribed in Section 2.4.

          "Registered Security" means any Security registered on the Security Register of the Issuer.

          "Responsible Officer", when used with respect to the Trustee, means the chairman of the board of directors, any vice chairman of the board of directors, the chairman of the trust committee, the chairman of the executive committee, any vice chairman of the executive committee, the president, any vice president (whether or not designated by numbers or words added before or after the title "vice president"), the cashier, the secretary, the treasurer, any trust officer, any assistant trust officer, any assistant vice president, any assistant cashier, any assistant secretary, any assistant treasurer or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

          "Security" or "Securities" (except as otherwise provided in Section 6.8) shall have the meaning stated in the first recital of this Indenture and, more particularly, any

Securities that have been authenticated and delivered under this Indenture.

          "Security Register" and "Security Registrar" shall have the respective meanings set forth in Section 2.8.

          "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Issuer or by one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

          "Stated Maturity" means, when used with respect to any Security or any installment of principal thereof or interest thereon, the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

          "Trust Indenture Act of 1939" or "Trust Indenture Act" (except as otherwise provided in Sections 8.1 and 8.2) means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was originally executed.

          "Trustee" means the Person identified as the "Trustee" in the first paragraph hereof and, subject to the provisions of Article Six, shall also include any successor trustee. "Trustee" shall also mean or include each Person who is then a trustee hereunder; and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the trustee with respect to the Securities of such series.

          "Unregistered Security" means any Security other than a Registered Security.

          "Yield to Maturity" means the yield to Maturity on a series of Securities, calculated at the time of issuance of such series, or, if applicable, at the most recent redetermination of interest on such series, in accordance with accepted financial practice.

          Section 1.2  Other Definitions.

Term                                   Defined in Section
- ----                                   ------------------
Average Market Price                     13.11
Current market price                     13.11
Determination Date                       13.11
Ex-Dividend Date                         13.11
Senior Indebtedness                      12.1(b)

                                  ARTICLE TWO

                                   SECURITIES


          Section 2.1 Forms Generally. The Securities of each series and the Coupons, if any, to be attached thereto shall be substantially in such form (not inconsistent with this Indenture) as shall be established by or pursuant to one or more Board Resolutions (as set forth in a Board Resolution or, to the extent established pursuant to rather than set forth in a Board Resolution, an Officers' Certificate detailing such establishment) or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have imprinted or otherwise reproduced thereon such letters, numbers or other marks of identification and such legend or legends or endorsements, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with any rules of any securities exchange or to conform to general usage, all as may be determined by the officers executing such Securities and Coupons, if any, as evidenced by their execution of such Securities and Coupons.

          The definitive Securities and Coupons, if any, shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities and Coupons, if any, as evidenced by their execution of such Securities and Coupons.

          Section 2.2 Form of Trustee's Certificate of Authentication. The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

          "This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.



                                           __________________________________,
                                           as Trustee


                                              By_______________________
                                              Authorized Officer"

          If at any time there shall be an Authenticating Agent appointed with respect to any series of Securities, then the Trustee's certificate of authentication to be borne by the Securities of each such series shall be substantially as follows:

          "This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.


                                    _________________________,
                                    as Authenticating Agent


                                       By_______________________
                                       Authorized Officer"


          Section 2.3  Amount Unlimited; Issuable in Series.

          (a) The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

          (b) The Securities may be issued in one or more series and shall be direct obligations of the Issuer.

          (c) Each Security shall be dated and issued as of the date of its authentication by the Trustee, which is its Original Issue Date; each Security issued upon transfer, exchange or substitution of a Security shall bear the Original Issue Date or Dates of such transferred, exchanged or substituted Security.

          (d) Each Security shall bear interest from the later of (1) its Original Issue Date, or (2) the most recent Interest Payment Date to which interest has been paid or duly provided for with respect to such Security until the principal of such Security is paid or made available for payment, and interest on each Security shall be payable on each Interest Payment Date after the date of such Security.

          (e) Each Security shall mature on a date specified in the Security not less than nine months nor more than 40 years after the Original Issue Date, and the principal amount of each outstanding Security shall be payable on the Maturity specified therein.

          (f) There shall be established in or pursuant to one or more Board Resolutions (and, to the extent established pursuant to rather than set forth in a Board Resolution, in an Officers' Certificate detailing such establishment) or established in one or more indentures supplemental hereto, prior to the initial issuance of Securities of any series:

          (1) the designation of the Securities of such series, which shall distinguish the Securities of such series from the Securities of all other series;

          (2) any limit upon the aggregate principal amount of the Securities of such series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 2.8, 2.9, 2.11, 8.5 or 11.3);

          (3) subject to Section 2.3(e), the date or dates (and whether fixed or extendible) on which the principal of the Securities of such series is payable;

          (4) the rate or rates at which the Securities of such series shall bear interest, if any, the Interest Payment Date or Dates for the Securities of such series and the Record Date (in the case of Registered Securities) for interest payable on any Interest Payment Date and/or the method by which such rate or rates shall be determined;

          (5) the place or places where the principal of and any interest on Securities of such series shall be payable and where such Securities may be registered or transferred (if in addition to, or other than, as provided in Section 3.2);

          (6) any provisions relating to the issuance of Securities of such series at an original issue discount (including, without limitation, the issue price thereof, the rate or rates at which such original issue discount shall accrue, if any, and the dates from or to which or periods during which such original issue discount shall accrue at such rate or rates);

          (7) the right, if any, of the Issuer to redeem or purchase Securities of such series, in whole or in part, at its option and the period or periods within which, the price or prices at which and any terms and conditions upon which Securities of such series may be so redeemed;

          (8) the obligation, if any, of the Issuer to redeem, purchase or repay Securities of such series pursuant to any mandatory redemption, sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which and the period or periods within which and any terms and conditions upon which Securities of such series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

   (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of such series shall be issuable;

   (10) the obligation, if any, of the Issuer to permit the conversion of Securities of such series into Common Stock and the terms and conditions upon which such conversion shall be effected (including, without limitation, the initial conversion price or rate, the conversion period and any other provision in addition to or in lieu of those set forth in Article Thirteen of this Indenture relative to such obligation);

   (11) if other than the entire principal amount thereof, the portion of the principal amount of Securities of such series which shall be payable upon acceleration of the Maturity thereof pursuant to Section 5.1 or, if applicable, which is convertible in accordance with Article Thirteen;

   (12) whether the Securities of such series will be subordinated to the payment of Senior Indebtedness on the terms and conditions set forth in Article Twelve and whether such subordination shall be subject to any provisions in addition to or in lieu of those set forth in Article Twelve;

   (13) whether the Securities of such series will be issuable as Registered Securities (and if so, whether such Securities will be issuable in whole or in part as Registered Global Securities) or Unregistered Securities (with or without Coupons), or any combination of the foregoing, any restrictions applicable to the offer, sale or delivery of Unregistered Securities or the payment of interest thereon and, if other than as provided in Section 2.8, the terms upon which Unregistered Securities of such series may be exchanged for Registered Securities of such series and vice versa;

   (14) whether and under what circumstances the Issuer will pay additional amounts on the Securities of such series held by a person who is not a U.S. Person in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Issuer will have the option to redeem such Securities rather than pay such additional amounts;

   (15) if the Securities of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, and the form and terms of any such certificates, documents or conditions;

   (16) any trustees, depositaries, authenticating or paying agents, transfer agents, conversion agents or registrars or any other agents with respect to the Securities of such series;

   (17) any events of default or covenants with respect to the Securities of such series other than those specified herein;

   (18) the Person to whom any interest on a Security of such series shall be payable, if other than the Person in whose name the Security (or one or more predecessor Securities) is registered at the close of business on the Record Date for such interest;

   (19) if the Securities of such series shall be issued in whole or in part in the form of one or more Registered Global Securities, whether beneficial owners of interests in any such Registered Global Security may exchange such interests for Securities of such series of like tenor and of authorized form and denomination and the circumstances under which any such changes may occur, if other than in the manner provided in Section 2.8;

   (20) the right of the Issuer, if any, to defer any payment of principal of or interest on the Securities of such series, and the maximum length of any such deferral period;

   (21)  whether any property will be pledged to secure the Securities; and

   (22) any other terms of such series (which terms shall not be inconsistent with the provisions of this Indenture).

   All Securities of any one series and Coupons, if any, appertaining thereto shall be substantially identical, except in the case of Registered Securities as to denomination and except as may otherwise be provided by or pursuant to the Board Resolution or Officers' Certificate referred to above or as set forth in any indenture supplemental hereto referred to above. All Securities of any one series need not be issued at the same time and may be issued from time to time, consistent with the terms of this Indenture, if so provided by or pursuant to such

Board Resolution, such Officers' Certificate or in any such indenture supplemental hereto.

   Section 2.4 Authentication and Delivery of Securities. The Issuer may from time to time deliver Securities of any series, having attached thereto appropriate Coupons, if any, executed by the Issuer to the Trustee for authentication, together with the applicable documents referred to below in this Section, and the Trustee shall thereupon authenticate and deliver such Securities to or upon the order of the Issuer (contained in the Issuer Order referred to below in this Section) or pursuant to such procedures acceptable to the Trustee and to such recipients as may be specified from time to time by an Issuer Order. If so provided in the Board Resolution, Officers' Certificate or supplemental indenture establishing the Securities of any series, the maturity date, Original Issue Date, interest rate, Interest Payment Date or Dates and any other terms of any or all of the Securities of such series and the Coupons, if any, appertaining thereto may be determined by or pursuant to such Issuer Order and procedures. If provided for in such procedures, such Issuer Order may authorize authentication and delivery pursuant to instructions (from the Issuer or its duly authorized agent) in writing, by facsimile or any other method mutually agreed upon by the Issuer and Trustee. In authenticating the Securities of a series and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive (but, in the case of subparagraphs 2, 3 and 4 below, only at or before the time of the first request of the Issuer to the Trustee to authenticate Securities of such series, however, any request after the first shall be deemed to include the representation of the Issuer that the document previously delivered pursuant to subparagraphs 2, 3 and 4 below are still true and in effect) and (subject to Section 6.1) shall be fully protected in relying upon, unless and until such documents have been superseded or revoked:

   (1) an Issuer Order requesting such authentication and setting forth delivery instructions if the Securities and the Coupons, if any, are not to be delivered to the Issuer, provided that, with respect to Securities of a series subject to a Periodic Offering, (a) such Issuer Order may be delivered by the Issuer to the Trustee at any time prior to the delivery to the Trustee of the Securities of such series for authentication and delivery, (b) the Trustee shall authenticate and deliver the Securities of such series for original issue from time to time, in an aggregate principal amount not exceeding the aggregate principal amount established for such series, pursuant to an Issuer Order or pursuant to such procedures acceptable to the Trustee as may be specified from time to time by an Issuer Order, (c) if so provided in the Board Resolution or supplemental indenture establishing the Securities of such series, the maturity date, Original Issue Date, interest rate, the Interest Payment Date or Dates and any other terms of any or all of the Securities of such series may be determined by an Issuer Order or pursuant to such procedures and (d) if provided for in such procedures, such Issuer Order may authorize authentication and delivery pursuant to instructions in writing, by facsimile or any other method mutually agreed upon by the Issuer and Trustee;

   (2) any Board Resolution, Officers' Certificate and/or executed supplemental indenture referred to in Sections 2.1 and 2.3 by or pursuant to which the forms and terms of the Securities of such series and the Coupons, if any, were established;

   (3) an Officers' Certificate setting forth the form or forms and terms of the Securities of such series and the Coupons, if any, stating (a) that such form or forms and terms have been established pursuant to Sections 2.1 and
  2.3 and comply with this Indenture, (b) the aggregate principal amount of all of the Securities outstanding under this Indenture and (c) the aggregate amount of interest paid with respect to such outstanding Securities on the most recent Interest Payment Date and covering such other matters as the Trustee may reasonably request; and

   (4) at the option of the Issuer, either an Opinion of Counsel, or a letter addressed to the Trustee permitting it to rely on an Opinion of Counsel, substantially to the effect that:

     (a) the forms of the Securities of such series and the Coupons, if any, have been duly authorized and established in conformity with the provisions of this Indenture;

     (b) the terms of the Securities of such series have been duly authorized and established in conformity with the provisions of this Indenture;

     (c) when the Securities of such series and the Coupons, if any, have been executed by the Issuer and authenticated by the Trustee in accordance with the provisions of this Indenture and delivered to and duly paid for by the purchasers thereof, they will have been duly issued under this Indenture and will be valid and legally binding obligations of the Issuer, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general principles of equity, and will be entitled to the benefits of this Indenture;

     (d) the Indenture has been duly authorized, executed and delivered by the Issuer and constitutes a legal, valid and binding agreement of the Issuer, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general principles of equity;

     (e)  the Indenture is qualified under the Trust Indenture Act;

     (f) the issuance of the Securities will not result in any default under this Indenture, or any other contract, indenture, loan agreement or other instrument to which the Issuer is a party or by which it or any of its property is bound; and

     (g) no consent, approval, authorization, order, registration or qualification of or with any governmental agency or body having jurisdiction over the Issuer is required for the execution and delivery of the Securities of such series by the Issuer, except such as have been obtained (except that no opinion need be expressed as to state securities or Blue Sky laws).

   The Trustee shall have the right to decline to authenticate and deliver any Securities of any series under this Section (other than Securities the forms and terms of which shall have been established by supplemental indenture) if the Trustee, being advised by counsel, determines that such action may not lawfully be taken by the Issuer or if the Trustee in good faith by its board of directors or board of trustees, executive committee or a trust committee of directors, trustees or Responsible Officers shall determine that such action would expose the Trustee to personal liability to existing Holders or would affect the Trustee's rights, duties or immunities under the Securities of any such series, this Indenture or otherwise.

   If the Issuer shall establish pursuant to Section 2.3 that the Securities of a series are to be issued in the form of one or more Registered Global Securities, then the Issuer shall execute and the Trustee shall, in accordance with this Section and the Issuer Order with respect to such series, authenticate and deliver one or more Registered Global Securities that (i) shall be in an aggregate amount equal to the aggregate principal amount specified in such Issuer Order, (ii) shall be registered in the name of the Depository therefor or its nominee, (iii) shall be delivered by the Trustee to such Depository or pursuant to such Depository's instructions and (iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for Securities in definitive registered form, this Security may not be transferred except as a whole by the Depository to the nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository."

   Section 2.5 Execution of Securities. The Securities shall be signed on behalf of the Issuer by both (a) its Chairman, its President or any Vice President (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President"), under its corporate seal reproduced thereon, which need not be attested and (b) by its Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary. Such signatures may be the manual or facsimile signatures of such officers. Typographical and other minor errors or defects in any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee. The Coupons, if any, applicable to the Securities of any series shall bear the facsimile signature of the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Issuer.

   In case any officer of the Issuer who shall have so signed any of the Securities or Coupons, if any, shall cease to be such officer before the Security or Coupon so signed (or the Security to which the Coupon so signed appertains) shall be authenticated and delivered by the Trustee or disposed of by the Issuer, such Security or Coupon nevertheless may be authenticated and delivered or disposed of as though the person who signed such Security or Coupon had not ceased to be such officer of the Issuer; and any Security or Coupon may be so signed on behalf of the Issuer by such persons as, at the actual date of the execution of such Security or Coupon, shall be the proper officers of the Issuer, although at the date of the execution and delivery of this Indenture any such person was not such an officer.

   Section 2.6 Certificate of Authentication. Only such Securities as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee by the manual signature of one of its authorized officers, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. No Coupon shall be entitled to the benefits of this Indenture or shall be valid and obligatory for any purpose until the certificate of authentication on the Security to which such Coupon appertains shall have been duly executed by the Trustee. The execution of such certificate by the Trustee upon any Security executed by the Issuer shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Issuer, and the Issuer shall deliver such Security to the Trustee for cancellation as provided in Section 2.10, together with a written statement (which need not comply with Section 14.5 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Issuer, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

   Section 2.7 Denomination of Securities; Payments of Interest. The Securities of each series shall be issuable as Registered Securities or Unregistered Securities in denominations established as contemplated by Section
2.3 or, if not so established, in denominations of $1,000 and any integral multiple thereof. The Securities of each series shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the officers of the Issuer executing the same may determine with the approval of the Trustee, as evidenced by the execution and authentication thereof.

   The Securities of each series shall bear interest, if any, from the date, and such interest shall be payable on the Interest Payment Dates, established as contemplated by Section 2.3.

   The Person in whose name any Registered Security of any series is registered at the close of business on any Record Date applicable to such series with respect to any Interest Payment Date for such series shall be entitled to receive the interest, if any, payable on such Interest Payment Date notwithstanding any transfer, exchange or conversion of such Registered Security subsequent to the Record Date and prior to such Interest Payment Date, except if and to the extent the Issuer shall default in the payment of the interest due on such Interest Payment Date, in which case such defaulted interest shall be paid to the Persons in whose names Outstanding Registered Securities of such series are registered at the close of business on a subsequent Record Date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of Registered Securities of such series not less than 15 days preceding such subsequent Record Date. The term "Record Date", as used with respect to any Interest Payment Date (except a date for payment of defaulted interest) for the Securities of any series, shall mean the date specified as such in the terms of the Registered Securities of such series established as contemplated by Section 2.3.

   Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

   Section 2.8 Registration, Transfer and Exchange. The Issuer will keep, or cause to be kept, at the Corporate Trust Office and at each other office or agency to be maintained for the purpose as provided in Section 3.2 for each series of Securities a register or registers (collectively, the "Security Register") in which, subject to such reasonable regulations as it may prescribe, it will provide for the registration of Registered Securities of such series and the registration of transfer of Registered Securities of such series. The Security Register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time. At all reasonable times such register or registers not maintained by the Trustee shall be open for inspection by the Trustee. Unless and until otherwise determined by the Issuer pursuant to Section 2.3, the Security Register with respect to each series of Registered Securities shall be kept solely at the Corporate Trust Office and, for this purpose, the Trustee shall be designated the "Security Registrar."

   Upon due presentation for registration of transfer of any Registered Security of any series at any such office or agency, the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Registered Security or Registered Securities of the same series, maturity date and interest rate in authorized denominations for a like aggregate principal amount.

   Unregistered Securities (except for any temporary global Unregistered Securities) and Coupons (except for Coupons attached to any temporary global Unregistered Securities) shall be transferable as set forth in the preceding paragraph solely upon delivery of such Securities at any such office or agency.

   At the option of the Holder thereof, Registered Securities of any series (other than a Registered Global Security, except as set forth below) may be exchanged for one or more Registered Securities of such series in authorized denominations for a like aggregate principal amount, upon surrender of such Registered Securities to be exchanged at the office or agency to be maintained for such purpose in accordance with Section 3.2 and upon payment, if the Issuer shall so require, of the charges hereinafter provided. If the Securities of any series are issued in both registered and unregistered form, except as otherwise specified for a particular series pursuant to Section 2.3, at the option of the Holder thereof, Unregistered Securities of any series may be exchanged for Registered Securities of such series in authorized denominations for a like aggregate principal amount, upon surrender of such Unregistered Securities to be exchanged at the office or agency to be maintained for such purpose in accordance with Section 3.2, with, in the case of Unregistered Securities that have Coupons attached, all unmatured Coupons and all matured Coupons in default thereto appertaining, and upon payment, if the Issuer shall so require, of the charges hereinafter provided. At the option of the Holder thereof, if Unregistered Securities of any series, maturity date, interest rate and Original Issue Date are issued in more than one authorized denomination, except as otherwise specified for a particular series pursuant to Section 2.3, such Unregistered Securities may be exchanged for other Unregistered Securities of such series in authorized denominations for a like aggregate principal amount, upon surrender of such Unregistered Securities to be exchanged at the office or agency to be maintained for such purpose in accordance with Section
3.2 or as specified for a particular series pursuant to Section 2.3, with, in the case of Unregistered Securities that have Coupons attached, all unmatured Coupons and all matured Coupons in default thereto appertaining, and upon payment, if the Issuer shall so require, of the charges hereinafter provided. Unless otherwise specified for a particular series pursuant to Section 2.3, Registered Securities of any series may not be exchanged for Unregistered Securities of such series. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. All Securities and Coupons surrendered upon any exchange or transfer provided for in this Indenture shall be promptly cancelled and disposed of by the Trustee and the Trustee will deliver a certificate of disposition thereof to the Issuer.

   All Registered Securities presented for registration of transfer, exchange, redemption or payment shall (if so required by the Issuer or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder or his attorney duly authorized in writing.

   The Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Securities, other than exchanges pursuant to Sections 2.11, 8.5 and 11.2 not involving any transfer. No service charge shall be made for any such transaction.

   The Issuer shall not be required to (a) issue, exchange or register a transfer of any Securities of any series for a period of 15 days next preceding the first mailing or publication of notice of redemption of Securities of such series to be redeemed or (b) exchange or register the transfer of any Securities selected, called or being called for redemption, in whole or in part, except, in the case of any Security to be redeemed in part, the portion thereof not so to be redeemed.

   Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a Registered Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depository for such Registered Global Security to a nominee of such Depository or by a nominee of such Depository to such Depository or another nominee of such Depository or by such Depository or any such nominee to a successor Depository for such Registered Global Security or a nominee of such successor Depository.

   If at any time a Depository for any Registered Securities of a series represented by one or more Registered Global Securities notifies the Issuer that it is unwilling or unable to continue as Depository for such Registered Securities or if at any time any such Depository shall no longer be eligible as a Depository, the Issuer shall appoint a successor Depository with respect to the Registered Securities held by such Depository. If a successor Depository is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such ineligibility, the Registered Securities of such series shall no longer be represented by one or more Registered Global Securities held by such Depository, and the Issuer shall execute, and the Trustee, upon receipt of an Issuer Order for the authentication and delivery of definitive Securities of such series, shall authenticate and deliver Securities of such series in definitive registered form without coupons, in any authorized denominations and in an aggregate principal amount equal to the principal amount of the Registered Global Security or Securities held by such Depository in exchange for such Registered Global Security or Securities.

   Within seven days after the occurrence of an Event of Default specified in clause (a), (b) or (c) of Section 5.1 with respect to any series of Registered Global Securities, the Issuer shall execute, and the Trustee shall authenticate and deliver,

Securities of such series in definitive registered form without Coupons, in any authorized denominations and in an aggregate principal amount equal to the principal amount of the Registered Global Security or Securities representing Registered Securities of such series in exchange for such Registered Global Security or Securities.

   The Issuer may at any time and in its sole discretion determine that the Registered Securities of a particular series shall no longer be represented by a Registered Global Security or Securities. In such event, the Issuer shall execute, and the Trustee, upon receipt of an Issuer Order for the authentication and delivery of definitive Securities of such series, shall authenticate and deliver, Securities of such series in definitive registered form without Coupons, in any authorized denominations and in an aggregate principal amount equal to the principal amount of the Registered Global Security or Securities representing Registered Securities of such series in exchange for such Registered Global Security or Securities.

   If so specified by the Issuer pursuant to Section 2.3 with respect to Securities of a particular series represented by a Registered Global Security, the Depository for such Registered Global Security may surrender such Registered Global Security in exchange in whole or in part for Securities of such series in definitive registered form on such terms as are acceptable to the Issuer and such Depository. Thereupon, the Issuer shall execute, and the Trustee shall authenticate and deliver:

   (i) to each Person specified by such Depository a new Registered Security or Securities of such series, in any authorized denominations requested by such Person, in an aggregate principal amount equal to, and in exchange for, such Person's beneficial interest in the Registered Global Security; and

   (ii) to such Depository a new Registered Global Security in a denomination equal to the difference between the principal amount of the surrendered Registered Global Security and the aggregate principal amount of Registered Securities authenticated and delivered pursuant to clause (i) above.

   Upon the exchange of any Registered Global Security for Securities in definitive registered form without Coupons, in authorized denominations, such Registered Global Security shall be cancelled by the Trustee or an agent of the Issuer or the Trustee. Securities in definitive registered form without Coupons issued in exchange for a Registered Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depository for such Registered Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or an agent of the Issuer or the Trustee. The Trustee or such agent shall deliver such Securities to or as directed by the Persons in whose names such Securities are so registered.

   All Securities issued upon any registration of transfer or exchange of Securities shall be valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

   Notwithstanding anything herein or in the terms of any series of Securities to the contrary, none of the Issuer, the Trustee or any agent of the Issuer or the Trustee (any of which, other than the Issuer, shall rely on an Officers' Certificate and an Opinion of Counsel) shall be required to exchange any Unregistered Security for a Registered Security if such exchange would result in adverse Federal income tax consequences to the Issuer (such as, for example, the inability of the Issuer to deduct from its income, as computed for Federal income tax purposes, the interest payable on the Unregistered Securities) under then applicable United States Federal income tax laws.

   Section 2.9 Mutilated, Defaced, Destroyed, Lost and Stolen Securities. In case any temporary or definitive Security or any Coupon appertaining to any Security shall become mutilated, defaced or be destroyed, lost or stolen, the Issuer in its discretion may execute, and upon receipt of an Issuer Order, the Trustee shall authenticate and deliver a new Security of the same series, maturity date, interest rate, Interest Payment Date or Dates and Original Issue Date, bearing a number or other distinguishing symbol not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen, with Coupons corresponding to the Coupons appertaining to the Securities so mutilated, defaced, destroyed, lost or stolen, or in exchange or substitution for the Security to which such mutilated, defaced, destroyed, lost or stolen Coupon appertained, with Coupons appertaining thereto corresponding to the Coupons so mutilated, defaced, destroyed, lost or stolen. In every case the applicant for a substitute Security or Coupon shall furnish to the Issuer and to the Trustee or any agent of the Issuer or the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them and any agent of either of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Security or Coupon and of the ownership thereof and, in the case of mutilation or defacement, shall surrender the Security and related Coupons to the Trustee or such agent.

   Upon the issuance of any substitute Security or Coupon, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or its agent) connected therewith. In case any Security or Coupon which has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Issuer may, instead of issuing a substitute Security, pay or authorize the payment of the same or the relevant Coupon (without surrender thereof except in the case of a mutilated or defaced Security or Coupon), if the applicant for such payment shall furnish to the Issuer and to the Trustee or any agent of the Issuer or the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Security or Coupon and of the ownership thereof.

   Every substitute Security or Coupon of any series issued pursuant to the provisions of this Section by virtue of the fact that any such Security or Coupon is destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Security or Coupon shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities or Coupons of such series duly authenticated and delivered hereunder. All Securities and Coupons shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced, destroyed, lost or stolen Securities and Coupons and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

   Section 2.10 Cancellation of Securities; Destruction Thereof. All Securities and Coupons surrendered for payment, redemption, registration of transfer or exchange, or for credit against any payment in respect of a sinking or analogous fund, if surrendered to the Issuer or any agent of the Issuer or any agent of the Trustee, shall be delivered to the Trustee or its agent for cancellation or, if surrendered to the Trustee, shall be cancelled by it; and no Securities or Coupons shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee or its agent shall dispose of cancelled Securities and Coupons held by it and deliver a certificate of disposition to the Issuer. If the Issuer or its agent shall acquire any of the Securities or

Coupons, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities or Coupons unless and until the same are delivered to the Trustee or its agent for cancellation.

   Section 2.11 Temporary Securities. Pending the preparation of definitive Securities for any series, the Issuer may execute and the Trustee shall authenticate and deliver temporary Securities for such series (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee). Temporary Securities of any series shall be issuable as Registered Securities without Coupons, or as Unregistered Securities with or without Coupons attached thereto, of any authorized denomination, and substantially in the form of the definitive Securities of such series but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Issuer with the concurrence of the Trustee as evidenced by the execution and authentication thereof. Temporary Securities may contain such references to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Issuer and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unreasonable delay the Issuer shall execute and shall furnish definitive Securities of such series and thereupon temporary Registered Securities of such series may be surrendered in exchange for such definitive Securities in registered form without charge at each office or agency to be maintained for such purpose in accordance with
Section 3.2 and, in the case of Unregistered Securities, at any office or agency to be maintained for such purpose as specified pursuant to Section 2.3, and the Trustee shall authenticate and deliver in exchange for such temporary Securities of such series an equal aggregate principal amount of definitive Securities of the same series in authorized denominations and, in the case of Unregistered Securities, having attached thereto any appropriate Coupons.
Until so exchanged, the temporary Securities of any series shall be entitled to the same benefits under this Indenture as definitive Securities of such series, unless otherwise established pursuant to Section 2.3. The provisions of this Section are subject to any restrictions or limitations on the issue and delivery of temporary Unregistered Securities of any series that may be established pursuant to Section 2.3 (including any provision that Unregistered Securities of such series initially be issued in the form of a single Global Unregistered Security to be delivered to a depositary or agency located outside the United States and the procedures pursuant to which definitive Unregistered Securities of such series would be issued in exchange for such temporary global Unregistered Security).

   Section 2.12  Computation of Interest.  Except as
otherwise specified as contemplated by Section 2.3 for Securities of any series, interest, if any, on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.


                                 ARTICLE THREE

                            COVENANTS OF THE ISSUER


   Section 3.1 Payment of Principal and Interest. The Issuer covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or cause to be paid the principal of, and interest, if any, on, each of the Securities of such series (together with any additional amounts payable pursuant to the terms of such Securities) at the place or places, at the respective times and in the manner provided in such Securities and in the Coupons, if any, appertaining thereto and in this Indenture. The interest on Securities with Coupons attached (together with any additional amounts payable pursuant to the terms of such Securities) shall be payable only upon presentation and surrender of the several Coupons for such interest installments as are evidenced thereby as they severally mature. If any temporary Unregistered Security provides that interest thereon may be paid while in temporary form, the interest on any such temporary Unregistered Security (together with any additional amounts payable pursuant to the terms of such Security) shall be paid, as to the installments of interest evidenced by Coupons attached thereto, if any, only upon presentation and surrender thereof, and, as to the other installments of interest, if any, only upon presentation of such temporary Unregistered Security for notation thereon of the payment of such interest, in each case subject to any restrictions that may be established pursuant to Section 2.3. The interest on Registered Securities (together with any additional amounts payable pursuant to the terms of such Securities) shall be payable only to or upon the written order of the Holders thereof and, at the option of the Issuer, may be paid by wire transfer or by mailing checks for such interest payable to or upon the written order of such Holders at their last addresses as they appear on the registry books of the Issuer.

   Section 3.2 Offices for Payments, etc. So long as any Registered Securities are outstanding hereunder, the Issuer will maintain in The City of New York, State of New York an office or agency where the Registered Securities of each series may be presented for payment, where the Securities of each series may be presented for exchange as in this Indenture provided, where the Registered Securities of each series may be presented for registration of transfer as in this Indenture provided and where the Securities of each series that is convertible may be presented for conversion as in this Indenture provided.

   The Issuer will maintain one or more offices or agencies in a city or cities located outside the United States (including any city in which such an office or agency is required to be maintained under the rules of any stock exchange on which the Securities of any series are listed) where the Unregistered Securities, if any, of each series and Coupons, if any, appertaining thereto may be presented for payment. No payment on any Unregistered Security or Coupon will be made upon presentation of such Unregistered Security or Coupon at an office or agency of the Issuer within the United States, nor will any payment be made by transfer to an account in, or by mail to an address in, the United States unless pursuant to applicable United States laws and regulations then in effect such payment can be made without adverse tax consequences to the Issuer. Notwithstanding the foregoing, payments on Unregistered Securities of any series and Coupons appertaining thereto may be made at an office or agency of the Issuer maintained in the The City of New York, State of New York, if such payment at each office or agency maintained by the Issuer outside the United States for payment on such Unregistered Securities is illegal or effectively precluded by exchange controls or other similar restrictions.

   The Issuer will maintain in The City of New York an office or agency where notices and demands to or upon the Issuer in respect of the Securities of any series, the Coupons appertaining thereto or this Indenture may be served.

   The Issuer will give to the Trustee prompt written notice of the location of each such office or agency and of any change of location thereof. In case the Issuer shall fail to maintain any office or agency required by this Section to be located in The City of New York, State of New York or shall fail to give such notice of the location or of any change in the location of any of the above offices or agencies, presentations and demands may be made and notices may be served at the Corporate Trust Office of the Trustee, and, in such event, the Trustee shall act as the Issuer's agent to receive all such presentations, surrenders, notices and demands.

   The Issuer may from time to time designate one or more additional offices or agencies where the Securities of any series and any Coupons appertaining thereto may be presented for payment, where the Securities of such series may be presented for exchange as in this Indenture provided, where the Registered Securities of such series may be presented for registration of transfer as in this Indenture provided and where the Securities of each series that is convertible may be presented for conversion as in this Indenture provided, and the Issuer may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain any office or agency provided for in this Section. The Issuer will give to the Trustee prompt written notice of any such designation or rescission thereof and of change in the location of any such other office or agency.

   Section 3.3 Appointment to Fill a Vacancy in Office of Trustee. The Issuer, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 6.10, a Trustee, so that there shall at all times be a Trustee with respect to each series of Securities hereunder.

   Section 3.4 Paying Agents. Whenever the Issuer shall appoint a paying agent other than the Trustee with respect to the Securities of any series, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section:

   (a) that such paying agent will hold all sums received by it as such agent for the payment of the principal of or interest, if any, on the Securities of such series (whether such sums have been paid to it by the Issuer or by any other obligor on the Securities of such series) in trust for the benefit of the Holders of the Securities of such series entitled thereto and the Coupons appertaining thereto, if any, or of the Trustee until such sums shall be paid to such Holders or otherwise disposed of as herein provided;

   (b) that such paying agent will give the Trustee notice of any failure by the Issuer (or by any other obligor on the Securities of such series) to make any payment of the principal of or interest on the Securities of such series when the same shall be due and payable; and

   (c) at any time during the continuance of any such failure, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such paying agent.

   The Issuer will, on or prior to each due date of the principal of or interest, if any, on the Securities of any series, deposit with the paying agent a sum sufficient to pay such principal or interest so becoming due, such sum to be held in trust for the benefit of the Holders of the Securities of such series entitled to such principal or interest, and (unless such paying agent is the Trustee) the Issuer will promptly notify the Trustee of any failure to take such action.

   If the Issuer shall act as its own paying agent with respect to the Securities of any series, it will, on or before each due date of the principal of or interest, if any, on the Securities of such series, set aside, segregate and hold in trust for the benefit of the Holders of the Securities of such series or the Coupons, if any, appertaining thereto a sum sufficient to pay such principal or interest, if any, so becoming due until such sums shall be paid to such Holders or otherwise disposed of as herein provided. The Issuer will promptly notify the Trustee of any failure to take such action.

   Anything in this section to the contrary notwithstanding, but subject to
Section 10.1, the Issuer may at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for any such series by the Issuer or any paying agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained, and, upon such payment by any paying agent to the Trustee, such paying agent shall be released from all further liability with respect to such money.

   Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Sections 10.3 and 10.4.


                                  ARTICLE FOUR

                    SECURITYHOLDERS LISTS AND REPORTS BY THE
                          ISSUER AND THE TRUSTEE


   Section 4.1  Issuer to Furnish Trustee Names and Addresses of
Securityholders. The Issuer and any other obligor on the Securities covenant and agree that they will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of the Registered Securities of each series:

   (a) semi-annually and not more than 15 days after each Record Date for the payment of interest on such Registered Securities, as of such Record Date and on dates to be determined pursuant to Section 2.3 for non-interest bearing Registered Securities, in each year; and

   (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, as of a date not more than 15 days prior to the time such information is furnished;

provided that if and so long as the Trustee shall be the Security Registrar for such series and all of the Securities of such series are Registered Securities, such list shall not be required to be furnished.

   Section 4.2 Preservation and Disclosure of Securityholders Lists. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of each series of Registered Securities (i) contained in the most recent list furnished to it as provided in Section 4.1, (ii) received by it in the capacity of Security Registrar for such series, if so acting, and (iii) filed with it within the two preceding years pursuant to Section 4.4(c)(ii). The Trustee may destroy any list furnished to it as provided in Section 4.1 upon receipt of a new list so furnished.

   (b) In case three or more Holders of Securities (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of a particular series (in which case the applicants must all hold Securities of such series) or with Holders of all Securities with respect to their rights under this Indenture or under such Securities and such application is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

   (i) afford to such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section; or

   (ii) inform such applicants as to the approximate number of Holders of Registered Securities of such series or of all Registered Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of such subsection
  (a) and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

   If the Trustee shall elect not to afford to such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of such series or all Holders of Registered Securities, whose name and address appears in the information preserved at the time by the Trustee in accordance with the provisions of such subsection (a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Registered Securities of such series or of all Registered Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met, and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

   (c) Each and every Holder of Securities and Coupons, by receiving and holding the same, agrees with the Issuer and the Trustee that neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with the provisions of subsection (b) of this Section, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under such subsection
(b).

   Section 4.3  Reports by the Issuer.  The Issuer covenants:

   (a) to file with the Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or Section
15(d) of the Securities Exchange Act of 1934; or if the Issuer is not required to file information, documents or reports pursuant to either of such Sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents, and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a debt security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

     (b) to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations;

     (c) to transmit by mail to the Holders of Securities within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Section 4.4(c), such summaries of any information, documents and reports required to be filed by the Issuer pursuant to subsections (a) and (b) of this Section as may be required to be transmitted to such Holders by rules and regulations prescribed from time to time by the Commission; and

     (d) to furnish to the Trustee, not less often than annually, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Issuer's compliance with all conditions and covenants under this Indenture (such compliance to be determined without regard to any period of grace or requirement of notice provided under this Indenture).

   Section 4.4 Reports by the Trustee. (a) Within 60 days after May 15 of each year, commencing with the year 1995, the Trustee shall transmit by mail to the Holders of the Securities of each series, as provided in subsection (c) of this Section, a brief report dated as of such May 15 with respect to any of the following events which may have occurred within the twelve-month period ending on such May 15 (but if no event has occurred within such period no report need be transmitted):

   (i) any change to its eligibility under Section 6.9 and its qualification under Section 6.8;

   (ii)  the creation of or any material change to a relationship specified in
  Section 6.8(c);

   (iii) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities of such series, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Securities of such series Outstanding on the date of such report;

   (iv) any change to the amount, interest rate and maturity date of all other indebtedness owing by the Issuer (or by any other obligor on the Securities) to the Trustee in its individual capacity on the date of such report, with a brief description of any property held as collateral security therefor, except any indebtedness based upon a creditor relationship arising in any manner described in Section 6.13(b)(2),(3),(4) or (6);

   (v) any change to the property and funds of the Issuer, if any, physically in the possession of the Trustee (as such) on the date of such report;

   (vi) any release, or release and substitution of property subject to the lien of the Indenture (and the consideration therefor, if any) which the Trustee has not previously reported;

   (vii) any additional issue of Securities which the Trustee has not previously reported; and

   (viii) any action taken by the Trustee in the performance of its duties under this Indenture which it has not previously reported and which in its opinion materially affects the Securities of such series, except action in respect of a default, notice of which has been or is to be withheld by it in accordance with the provisions of Section 5.11.

   (b) The Trustee shall transmit to the Holders of each series, as provided in subsection (c) of this Section, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee, as such, since the date of the last report transmitted pursuant to the provisions of subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of this Indenture) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities of such series, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this subsection
(b), except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Securities of such series outstanding at such time, such report to be transmitted within 90 days after such time.

   (c)  Reports pursuant to this Section shall be transmitted by mail:

   (i) to all Holders of Registered Securities, as the names and addresses of such Holders appear upon the Security Register;

   (ii) to such other Holders of Securities as have, within two years preceding such transmission, filed their names and addresses with the Trustee for that purpose; and

   (iii) except in the case of reports pursuant to subsection (b), to each Holder of a Security whose name and address are preserved at the time by the Trustee as provided in Section 4.2(a).

   (d) A copy of each such report shall, at the time of such transmission to the Holders, be furnished to the Issuer and be filed by the Trustee with each stock exchange, if any, upon which the Securities of any series are listed and also with the Commission. The Issuer agrees to notify the Trustee when and as the Securities of such series become admitted to trading on any national securities exchange.



                                  ARTICLE FIVE

                  REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                              ON EVENT OF DEFAULT


   Section 5.1 Event of Default Defined; Acceleration of Maturity; Waiver of Default. "Event of Default" with respect to Securities of any series, wherever used herein, means each of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

   (a) default in the payment of any installment of interest upon any of the Securities of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; provided, however, that if the Issuer is permitted by the terms of the Securities of such series to defer the payment in question, the date on which such payment is due and payable shall be the date on which the Issuer is requried to make payment following such deferral, if such deferral has been elected pursuant to the terms of the Securities; or

   (b) default in the payment of all or any part of the principal of any of the Securities of such series as and when the same shall become due and payable, whether at Maturity, upon purchase by the Issuer at the option of the Holder, upon any redemption, by declaration or otherwise; provided, however, that if the Issuer is permitted by the terms of the Securities of such series to defer the payment in question, the date on which such payment is due and payable shall be the date on which the Issuer is required to make payment following such deferral, if such deferral has been elected pursuant to the terms of the Securities; or

   (c) default in the deposit or payment of any sinking fund or analogous payment for the benefit of the Securities of such series as and when the same shall become due and payable; or

   (d) failure on the part of the Issuer duly to observe or perform any other of the covenants or agreements on the part of the Issuer in the Securities of such series or in this Indenture contained (other than a covenant or agreement expressly included herein solely for the benefit of Securities of other series) for a period of 60 days after the date on which written notice specifying such failure, stating that such notice is a "Notice of Default" hereunder and demanding that the Issuer remedy the same, shall have been given by registered or certified mail, return receipt requested, to the Issuer by the Trustee, or to the Issuer and the Trustee by the Holders of not less than

  25% in aggregate principal amount of the Outstanding Securities of all series affected thereby; or

   (e) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Issuer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, adjudging the Issuer a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer under any applicable law, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Issuer or for any substantial part of the property of the Issuer, or ordering the winding up or liquidation of the affairs of the Issuer, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

   (f) the Issuer shall commence a voluntary case or proceeding under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or any other case or proceeding to be adjudicated a bankrupt or insolvent, or consent to the entry of a decree or order for relief in an involuntary case under any such law, or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable law, or consent to the filing of such petition or to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Issuer or for any substantial part of the property of the Issuer, or make any general assignment for the benefit of creditors, or the notice by it in writing of its inability to pay its debts generally as they become due, or the taking of any corporate action by the Issuer in furtherance of any such action;

   (g) entry of final judgments against the Issuer or Consumers Power Company aggregating in excess of $25,000,000 which remain undischarged or unbonded for a period (during which execution shall not be effectively stayed) of 60 days;

   (h) a default under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Issuer (including a default with respect to Securities of any series other than that series) or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Issuer (including this Indenture), whether such indebtedness now exists or shall hereafter be created, which default shall have resulted in such indebtedness in an aggregate principal amount exceeding $25,000,000 becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such acceleration having been rescinded or annulled within a period of 10 days after there shall have been given, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Securities of that series a written notice specifying such default and requiring the Company to cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

   (i) any other Event of Default provided in the supplemental indenture or Board Resolution establishing the terms of such series of Securities as provided in Section 2.3 or in the form of Security for such series;

then, unless the principal of all the Securities shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of all the Securities of such series then Outstanding, by notice in writing to the Issuer (and to the Trustee if given by such Holders), may declare the entire principal of all the Securities of such series then Outstanding and interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable.

   The foregoing paragraph, however, is subject to the condition that if, at any time after the principal of the Securities of one or more series shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Issuer shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of such series and the principal of all Securities of such series which shall have become due otherwise than by acceleration (with interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest at the same rate as the rate of interest (or Yield to Maturity, in the case of Original Issue Discount Securities) specified in the Securities of such series, to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of negligence or bad faith, and if any and all Events of Default under this Indenture with respect to such series, other than the non-payment of the principal of Securities of such series which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein - then, and in every such case, the Holders of a majority in aggregate principal amount of all the Securities of such affected series then Outstanding by written notice to the Issuer and to the Trustee, may direct the Trustee to waive all defaults with respect to such series and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

   For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

   Section 5.2 Collection of Indebtedness by Trustee; Trustee May Prove Debt. The Issuer covenants that (a) in case default shall be made in the payment of any installment of interest on any of the Securities of any series when such interest shall have become due and payable, and such default shall have continued for a period of 30 days, or (b) in case default shall be made in the payment of all or any part of the principal of any of the Securities of any series when the same shall have become due and payable, whether at Maturity, upon redemption, by declaration or otherwise -- then, upon demand of the Trustee, the Issuer will pay to the Trustee for the benefit of the Holders of the Securities of such series the whole amount that then shall have become due and payable on all Securities of such series, including all Coupons, for principal or interest, as the case may be (with interest to the date of such payment upon the overdue principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest at the same rate as the rate of interest (or Yield to Maturity, in the case of Original Issue Discount Securities) specified in the Securities of such series); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses and liabilities incurred by such parties, and all advances made by the Trustee except as a result of its negligence or bad faith.

   Until such demand is made by the Trustee, the Issuer may pay the principal of and interest on the Securities of such series to the Holders, whether or not the Securities of such series be overdue.

   In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Issuer or other obligor upon the Securities of such series and collect in the manner provided by law out of the property of the Issuer or other obligor upon the Securities of such series, wherever situated the moneys adjudged or decreed to be payable.

   In case there shall be pending proceedings relative to the Issuer or any other obligor upon the Securities of any series under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor, or in case of any other comparable judicial proceedings relative to the Issuer or such other obligor, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of the Securities of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

   (a) to file and prove a claim or claims for the whole amount of the principal and interest (or, if the Securities of any series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) owing and unpaid in respect of the Securities of each series, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and its agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee, except as a result of negligence or bad faith) and of the Securityholders allowed in any judicial proceedings relative to the Issuer or such other obligor, or to the creditors or property of the Issuer or such other obligor;

   (b) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of the Securities of each series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings; and

   (c) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders and of the Trustee on their behalf; and any trustee, receiver, liquidator, custodian or other similar official is hereby authorized by each of the Securityholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Securityholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, and its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except, in each case, as a result of negligence or bad faith.

   Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

   All rights of action and of asserting claims under this Indenture, or under any of the Securities of any series or Coupons appertaining thereto, may be prosecuted and enforced by the Trustee without the possession of any of the Securities of such series or Coupons appertaining thereto or the production thereof at any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee and its agents, attorneys and counsel, shall be for the ratable benefit of the Holders of the Securities or Coupons appertaining to such Securities in respect of which such action was taken.

   In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this

Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the Holders of the Securities and Coupons appertaining thereto in respect to which action was taken, and it shall not be necessary to make any Holders of such Securities or Coupons parties to any such proceedings.

   Section 5.3 Application of Proceeds. Any moneys collected by the Trustee pursuant to this Article in respect of the Securities of any series shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal or interest, upon presentation of the several Securities and Coupons appertaining thereto in respect of which moneys have been collected and stamping (or otherwise noting) thereon the payment, and upon surrender thereof if fully paid, or issuing Securities of the same series in reduced principal amounts in exchange for the presented Securities if only partially paid, or upon surrender thereof if fully paid:

   FIRST: To the payment of costs and expenses of collection applicable to such series, including reasonable compensation to the Trustee and its agents, attorneys and counsel and of all expenses and liabilities incurred, and all advances made, by the Trustee except as a result of negligence or bad faith;

   SECOND: In case the principal of the Securities of such series in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of interest, if any, on the Securities of such series in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee and to the extent permitted by law) upon the overdue installments of interest at the same rate as the rate of interest (or Yield to Maturity, in the case of Original Issue Discount Securities) specified in such Securities, such payments to be made ratably to the Persons entitled thereto, without discrimination or preference;

   THIRD: In case the principal of the Securities of such series in respect of which moneys have been collected shall have become and be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities of such series for principal and interest, if any, with interest upon the overdue principal, and (to the extent that such interest has been collected by the Trustee and to the extent permitted by law) upon overdue installments of interest at the same rate as the rate of interest (or Yield to Maturity, in the case of Original Issue

  Discount Securities) specified in the Securities of such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal and interest, without preference or priority of principal over interest, or of interest over principal, or of any installment of interest over any other installment of interest, or of any Security of such series over any other Security of such series, ratably to the aggregate of such principal and accrued and unpaid interest; and

   FOURTH: To the payment of the remainder, if any, to the Issuer or any other Person lawfully entitled thereto.

   Section 5.4 Suits for Enforcement. In case an Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

   Section 5.5 Restoration of Rights on Abandonment of Proceedings. In case the Trustee or any Holder shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder, then, and in every such case, the Issuer, the Trustee and the Holders shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Issuer, the Trustee and the Holders shall continue as though no such proceedings had been taken.

   Section 5.6 Limitations on Suits by Securityholders. No Holder of any Security of any series or of any Coupon appertaining thereto shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 25% in aggregate principal amount of the Securities of each affected series then Outstanding (determined as provided herein and voting as one class) shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 5.9; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security or Coupon with every other taker and Holder and the Trustee, that no one or more Holders of Securities of any series or Coupons appertaining thereto shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of Securities or Coupons appertaining thereto, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of the affected series and Coupons. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

   Section 5.7 Unconditional Right of Securityholders to Receive Principal and Interest and to Institute Certain Suits. Notwithstanding any other provision in this Indenture and any provision of any Security, the right of any Holder of any Security or Coupon to receive payment of the principal of and interest, if any, on such Security or Coupon on or after the respective due dates expressed in such Security or Coupon or any date fixed for redemption, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

   Section 5.8 Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default. Except as provided in Section 5.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities or Coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

   No delay or omission of the Trustee or of any Holder of Securities or Coupons to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 5.6, every right and power given by this Indenture or by law to the Trustee or to the Holders of Securities or Coupons may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders of Securities or Coupons, as the case may be.

   Section 5.9 Control by Holders of Securities. The Holders of a majority in aggregate principal amount of the Securities of each series affected at the time Outstanding (determined as provided herein and voting as one class) shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee with respect to the Securities of such affected series by this Indenture; provided that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture; and provided further that (subject to the provisions of Section 6.1) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, its executive committee or a trust committee of directors or Responsible Officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or that the actions or forbearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities of all affected series not joining in the giving of said direction, it being understood that (subject to Section 6.1) the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders.

   Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Securityholders.

   Section 5.10 Waiver of Past Defaults. Prior to the declaration of acceleration of the Maturity of any Securities as provided in Section 5.1, the Holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding with respect to which a default or an Event of Default shall have occurred and be continuing (determined as provided herein and voting as one class) may on behalf of the Holders of all such affected Securities waive any past default or Event of Default described in Section 5.1 and its consequences, except a default or an Event of Default (i) in the payment of the principal of or interest, if any, on any Security of such series, or (ii) in respect of a covenant or provision hereof or of any Security which cannot be modified or amended without the consent of the Holder of each Security affected. In the case of any such waiver, the Issuer, the Trustee and the Holders of all such affected Securities shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

   Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

   Section 5.11 Trustee to Give Notice of Default, But May Withhold in Certain Circumstances. The Trustee shall, within 90 days after the occurrence of a default with respect to the Securities of any series, give notice of all defaults with respect to such series known to the Trustee (i) if any Unregistered Securities of such series are then Outstanding, to the Holders thereof by publication at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York, and (ii) to all Holders of Securities of such series in the manner and to the extent provided in Section 4.4(c), unless in each case such defaults shall have been cured before the mailing or publication of such notice (the term "default" for the purpose of this Article being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); provided that, except in the case of default in the payment of the principal of or the interest, if any, on any of the Securities of such series, or in the payment of any sinking fund installment or analogous payment on such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or trustees and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders of such series.

   Section 5.12 Right of Court to Require Filing of Undertaking to Pay Costs. All parties to this Indenture agree, and each Holder of any Security or Coupon by his or her acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including


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

reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder or group of Securityholders of any series holding in the aggregate more than 10% in aggregate principal amount of the Securities of such series, or, in the case of any suit relating to or arising under clause (d) or (g) of section 5.1 (if the suit relates to the Securities of more than one but less than all series), 10% in aggregate principal amount of the Securities then Outstanding and affected thereby, or, in the case of any suit relating to or arising under clause (d) or (g) (if the suit relates to all the Securities then Outstanding), 10% in aggregate principal amount of all Securities then Outstanding, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of or the interest (including interest evidenced by any Coupon) on any Security on or after the due date expressed in such Security or Coupon or any date fixed for redemption.

   Section 5.13 Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE SIX

                             CONCERNING THE TRUSTEE


   Section 6.1 Duties and Responsibilities of the Trustee; During Default; Prior to Default. The Trustee, prior to the occurrence of an Event of Default with respect to the Securities of a particular series and after the curing or waiving of all Events of Default which may have occurred with respect to such series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to the Securities of a particular series has occurred (which has not been cured or waived), the Trustee shall exercise with respect to such series such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

   No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that

   (a) prior to the occurrence of an Event of Default with respect to the Securities of any series and after the curing or waiving of all such Events of Default which may have occurred with respect to such series:

     (i) the duties and obligations of the Trustee with respect to the Securities of such series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

     (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

   (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertain-ing the pertinent facts; and

   (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with an appropriate direction of the Holders pursuant to Section 5.9 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any

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

  trust or power conferred upon the Trustee, under this Indenture.

   None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

   Section 6.2  Certain Rights of the Trustee.  Subject to Section 6.1:

   (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate or other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, Coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

   (b) any request, direction, order or demand of the Issuer mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the secretary or an assistant secretary of the Issuer;

   (c) the Trustee may consult with counsel and any advice or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

   (d) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Holders pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

   (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

   (f) prior to the occurrence of an Event of Default with respect to the Securities of any series and after the curing or waiving of all such Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, Coupon, security or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Securities of all affected series then Outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such costs, expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Issuer or, if paid by the Trustee, shall be repaid by the Issuer upon demand; and

   (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder.

   Section 6.3 Trustee Not Responsible for Recitals, Disposition of Securities or Application of Proceeds Thereof. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities or Coupons, other than as to the due execution and delivery of the Indenture by the Trustee. The Trustee shall not be accountable for the use or application by the Issuer of any of the Securities or of the proceeds thereof.

   Section 6.4 Trustee and Agents May Hold Securities or Coupons; Collections, etc. The Trustee or any agent of the Issuer or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities or Coupons with the

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

same rights it would have if it were not the Trustee or such agent and, subject to Sections 6.8 and 6.13, may otherwise deal with the Issuer and receive, collect, hold and retain collections from the Issuer with the same rights it would have if it were not the Trustee or such agent.

   Section 6.5 Moneys Held by Trustee. Subject to the provisions of Section 10.4, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Issuer or the Trustee shall be under any liability for interest on any moneys received by it hereunder.

   Section 6.6 Compensation and Indemnification of Trustee and Its Prior Claim. The Issuer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Issuer covenants and agrees to pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Issuer also covenants to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Trustee arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and the Trustee's duties hereunder, including the costs and expenses of defending itself against or investigating any claim of liability in the premises. The obligations of the Issuer under this Section to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall not be deemed to be Subordinated Securities, as that term is defined in
Section 12.1, and shall be a senior claim to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities or Coupons, and the Securities are hereby subordinated to such senior claim. When the Trustee incurs expenses after the occurrence of a default, the expenses are intended to constitute expenses of administration under any bankruptcy law.

   Section 6.7 Right of Trustee to Rely on Officers' Certificate, etc. Subject to Sections 6.1 and 6.2, whenever in

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

the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture in reliance thereon.

   Section 6.8 Qualification of Trustee; Conflicting Interests. (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section, it shall, within 90 days after ascertaining that it has such conflicting interest, and if the default (as defined in subsection (c) of this Section) to which such conflicting interest relates has not been cured or duly waived or otherwise eliminated before the end of such 90-day period, either eliminate such conflicting interest or, except as otherwise provided in Section 6.10(e), resign in the manner and with the effect specified in this Article.

   (b) In the event that the Trustee shall fail to comply with the provisions of subsection (a) of this Section, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit by mail notice of such failure to the Securityholders in the manner and to the extent required by Section 4.4(c) and, if any Unregistered Securities are then Outstanding, shall publish notice of such failure at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York, State of New York. Subject to the provisions of Section 5.12, unless the Trustee's duty to resign is stayed as provided in
Section 6.10(e), any Securityholder who has been a bona fide Securityholder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee, and the appointment of a successor, if the Trustee fails, after written request thereof by such Securityholder, to comply with the provisions of subsection (a) of this Section.

   (c) For the purposes of this Section, the Trustee shall be deemed to have a conflicting interest with respect to Securities of any series if such Securities are in default (as such term is defined in this Indenture, but exclusive of any period of grace or requirement of notice) and

   (i) the Trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Issuer are outstanding, or is a

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

trustee for more than one outstanding series of securities under a single indenture of the Issuer, unless such other indenture is a collateral trust indenture under which the only collateral consists of Securities issued under this Indenture; provided that there shall be excluded from the operation of this paragraph other series under this Indenture, and any other indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Issuer are outstanding, if

   (1) this Indenture and such other indenture or indentures (and all series of securities issuable thereunder) are wholly unsecured and rank equally and such other indenture or indentures (and such series) are specifically described in this Indenture or hereafter qualified under the Trust Indenture Act of 1939, unless the Commission shall have found and declared by order pursuant to Section 305(b) or Section 307(c) of the Trust Indenture Act of 1939 that differences exist between the provisions of this Indenture (or such series) and the provisions of such other indenture or indentures (or such series) which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture and such other indenture or indentures, or

   (2) the Issuer shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that trusteeship under this Indenture and such other indenture or indentures or under more than one outstanding series under a single indenture is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify such Trustee from acting as such under one of such indentures or with respect to such series;

   (ii) the Trustee or any of its directors or executive officers is an underwriter for the Issuer;

   (iii) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with an underwriter for the Issuer;

   (iv) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee or representative of the Issuer, or of an underwriter (other than the Trustee itself) for the Issuer who is currently engaged in the business of underwriting, except that (x) one individual may be a director or an executive officer, or both, of the Trustee and a director or an executive officer, or both, of the Issuer, but may not be at the same time an executive officer of both the Trustee and the Issuer;
  (y) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officer, or both, of the Trustee and a director of the Issuer; and (z) the Trustee may be designated by the Issuer or by any underwriter for the Issuer to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent or depositary, or in any other similar capacity, or, subject to the provisions of subsection (c)(i) of this Section, to act as trustee, whether under an indenture or otherwise;

   (v) 10% or more of the voting securities of the Trustee is beneficially owned either by the Issuer or by any director, partner or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Issuer or by any director, partner or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

   (vi) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, (x) 5% or more of the voting securities, or 10% or more of any other class of security of the Issuer, not including the Securities issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (y) 10% or more of any class of security of an underwriter for the Issuer;

   (vii) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Issuer;

   (viii) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Issuer;

   (ix) the Trustee owns, on the date of default upon the Securities (as such term is defined in this Indenture but exclusive of any period of grace or requirement of notice) or any anniversary of such default while such default upon the Securities remains outstanding, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any Person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under clause (vi), (vii) or (viii) of this subsection. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after the dates of any such default upon the Securities and annually in each succeeding year that the Securities remain in default, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such dates. If the Issuer fails to make payment in full of principal of or interest on any of the Securities when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above- mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of clauses (vi), (vii) and (viii) of this subsection; or

   (x)  except under the circumstances described in subsections (1), (3), (4),
  (5) or (6) of Section 6.13(b), the Trustee shall be or become a creditor of the Issuer.

   The specification of percentages in clauses (v) to (ix), inclusive, of this subsection shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of clauses (iii) or (vii) of this subsection.

   For the purposes of clauses (vi), (vii), (viii) and (ix) of this subsection only,

   (i) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness;

   (ii) an obligation shall be deemed to be "in default" when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and

   (iii) the Trustee shall not be deemed to be the owner or holder of (x) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in clause (ii) above, or (y) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (z) any security which it holds as agent for collection, or as custodian, escrow agent or depositary, or in any similar representative capacity.

   Except as provided above, the word "security" or "securities", as used in this Section, shall mean any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas or other mineral rights or, in general, any interest or instrument commonly known as a "security", or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.

   (d)  For purposes of this Section:

   (i) the term "underwriter", when used with reference to the Issuer, shall mean every person who, within one year prior to the time as of which the determination is made, has purchased from the Issuer with a view to, or has offered or sold for the Issuer in connection with, the distribution of any security of the Issuer outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission;

   (ii) the term "director" shall mean any director of a corporation or any individual performing similar functions with respect to any organization, whether incorporated or unincorporated;

   (iii) the term "person" shall mean an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization or a government or political subdivision thereof; as used in this clause, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security;

   (iv) the term "voting security" shall mean any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person;

   (v)  the term "Issuer" shall mean any obligor upon the Securities; and

   (vi) the term "executive officer" shall mean the president, every vice president, every trust officer, the cashier, the secretary and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization, whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

   (e) The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

   (i) a specified percentage of the voting securities of the Trustee, the Issuer or any other person referred to in this Section (each of whom is referred to as a "person" in this subsection) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person;

   (ii) a specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding;

   (iii) the term "amount", when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares and the number of units if relating to any other kind of security;

   (iv) the term "outstanding" means issued and not held by or for the account of the issuer; the following securities shall not be deemed outstanding within the meaning of this definition:

     (A) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

     (B) securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

     (C) securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

     (D)  securities held in escrow if placed in escrow by the issuer thereof;

  provided that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof; and

   (v) a security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

   Section 6.9 Persons Eligible for Appointment as Trustee. There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America or of any State thereof or the District of Columbia having a combined capital and surplus of at least $5,000,000, and which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by Federal, State or District of Columbia authority. Such corporation shall have its principal place of business in The City of New York, if there be such a corporation in such location willing to act upon reasonable and customary terms and conditions. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.10.

   Section 6.10  Resignation and Removal; Appointment of Successor Trustee.
(a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign and be discharged of the trusts created by this Indenture by giving written notice of resignation to the Issuer and (i) if any Unregistered Securities are then Outstanding, by giving notice of such resignation to the Holders thereof by publication at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York, (ii) if any Unregistered Securities are then Outstanding, by mailing notice of such resignation to the Holders thereof who have filed their names and addresses with the Trustee pursuant to
Section 4.4(c)(ii) at such addresses as were so furnished to the Trustee and
(iii) by mailing notice of such resignation to the Holders of the then Outstanding Registered Securities at their addresses as they shall appear on the Security registry books. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument, in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee or trustees. If no successor trustee shall have been so appointed with respect to any series and shall have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Holder who has been a bona fide Holder of a Security or Securities of such series for at least six months may, subject to the provisions of Section 5.12, on behalf of such Holder and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

   (b)  In case at any time any of the following shall occur:

   (i) the Trustee shall fail to comply with the provisions of Section 6.8 after written request therefor by the Issuer or by any Holder who has been a bona fide Holder of a Security or Securities of such series for at least six months; or

   (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.9 and shall fail to resign after written request therefor by the Issuer or by any Holder; or

   (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Issuer may remove the Trustee with respect to the Securities of any or all series, as appropriate, and appoint a successor trustee for such series by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee or trustees, or, subject to the provisions of Section 5.12, any Holder who has been a bona fide Holder of a Security or Securities of such series for at least six months may, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

   (c) The Holders of a majority in aggregate principal amount of the Securities at the time Outstanding may at any time remove the Trustee and appoint a successor trustee by delivering to the Trustee so removed, to the successor trustee so appointed and to the Issuer the evidence provided for in
Section 7.1 of the action in that regard taken by the Holders.

   (d) Any resignation or removal of the Trustee and any appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.11.

   (e) Except in the case of a default in the payment of the principal of or interest on any Security, or in the payment of any sinking or purchase fund installment, the Trustee shall not be required to resign as provided by Section
6.8 if the Trustee shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that:

   (i) the default under this Indenture may be cured or waived during a reasonable period and under the procedures described in such application; and

   (ii) a stay of the Trustee's duty to resign will not be inconsistent with the interests of the Securityholders.

   Section 6.11 Acceptance of Appointment by Successor Trustee. Any successor trustee appointed as provided in Section 6.10 shall execute, acknowledge and deliver to the Issuer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, trusts and duties of its predecessor hereunder, with like effect as if originally named as trustee hereunder; but, nevertheless, on the written request of the Issuer or of the successor Trustee, upon payment of its charges then unpaid, the trustee ceasing to act shall, subject to Section 10.4, pay over and transfer to the successor Trustee all moneys and property at the time held by it hereunder and shall execute, acknowledge and deliver an instrument transferring to such successor Trustee all such rights, powers, trusts and duties. Upon request of any such successor Trustee, the Issuer shall execute and acknowledge any and all instruments in writing for more fully and certainly vesting in and confirming to such successor Trustee all such money, property, rights, powers and trusts. Any Trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such Trustee for the benefit of such applicable series to secure any amounts then due it pursuant to the provisions of Section 6.6.

   No successor Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 6.8 and eligible under the provisions of
Section 6.9.

   Upon acceptance of appointment by any successor Trustee as provided in this Section, the Issuer shall give notice thereof (a) if any Unregistered Securities are then Outstanding, to the Holders thereof by publication of such notice at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York, (b) if any Unregistered Securities are then Outstanding, to the Holders thereof who have filed their names and addresses with the Trustee pursuant to Section 4.4(c)(ii) by mailing such notice to such Holders at such addresses as were so furnished to the Trustee (and the Trustee shall make such information available to the Issuer for such purpose) and (c) to the Holders of Registered Securities, by mailing such notice to such Holders at their addresses as they shall appear on the Security registry books. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 6.10. If the Issuer fails to give such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be given at the expense of the Issuer.

   Section 6.12 Merger, Conversion, Consolidation or Succession to Business of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be qualified under the provisions of Section 6.8 and eligible under the provisions of Section 6.9, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

   In case at the time of such succession to the Trustee any of the Securities of any series shall have been authenticated but not delivered, any such successor Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver the Securities so authenticated; and, in case at that time any of the Securities of any series shall not have been authenticated, any successor Trustee may authenticate such

Securities either in the name of any predecessor hereunder or in the name of such successor Trustee; and in all such cases such certificate of authentication shall have the full force which is anywhere in the Securities of such series or in this Indenture provided that the certificate of authentication of the Trustee shall have; provided that the right to adopt the certification of any predecessor Trustee or to authenticate Securities of any series in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

   Section 6.13 Preferential Collection of Claims Against the Issuer. (a) Subject to the provisions of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Issuer within three months prior to a default, as defined in subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and Coupons and the holders of other indenture securities (as defined in such subsection (c)):

   (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three months' period and valid as against the Issuer and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in clause (2) of this subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Issuer upon the date of such default; and

   (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three months' period, or an amount equal to the proceeds of any such property if disposed of, subject, however, to the rights, if any, of the Issuer and its other creditors in such property or such proceeds.

   Nothing herein contained, however, shall affect the right of the Trustee:

   (A) to retain for its own account (i) payments made on account of any such claim by any person (other than the Issuer) who is liable thereon, (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Issuer in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable state law;

                 (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three months' period;

                 (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default as defined in subsection (c) of this Section would occur within three months; or

                 (D) to receive payment on any claim referred to in clause (B) or (C) of this subsection, against the release of any property held as security for such claim as provided in such clause (B) or (C), as the case may be, to the extent of the fair value of such property.

                 For the purposes of clauses (B), (C) and (D), property substituted after the beginning of such three months period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such clauses is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

                 If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Issuer in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Issuer of the funds and property in such special account and before crediting to the respective claims of the Trustee, the Holders and the holders of other indenture securities dividends on claims filed against the Issuer in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceeding for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee, the Holders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and the proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee, the Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

                 Any Trustee who has resigned or been removed after the beginning of such three-months' period shall be subject to the provisions of this subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three-months' period, it shall be subject to the provisions of this subsection if and only if the following conditions exist:

                 (i) the receipt of property or reduction of claim which would have given rise to the obligation to account, if such Trustee had continued as trustee, occurred after the beginning of such three-months' period; and

                 (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

                 (b) There shall be excluded from the operation of this Section a creditor relationship arising from:

                 (1) ownership or acquisition of securities issued under any indenture or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

                 (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture for the purpose of preserving any property which shall at anytime be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advance and of the circumstances surrounding the making thereof is given to the Securityholders at the time and in the manner provided in this Indenture;

                 (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

                 (4) an indebtedness created as a result of services rendered or premises rented or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in subsection (c)(3) of this Section;

                 (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Issuer; or

                 (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in subsection (c)(4) of this Section.

                 (c)  As used in this Section:

                 (1) the term "default" shall mean any failure to make payment in full of the principal of or interest upon any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable;

                 (2) the term "other indenture securities" shall mean securities upon which the Issuer is an obligor (as defined in the Trust Indenture Act of 1939) outstanding under any other indenture (i) under which the Trustee is also trustee,
         (ii) which contains provisions substantially similar to the provisions of subsection (a) of this Section and (iii) under which a default exists at the time of the apportionment of the funds and property held in said special account;

                 (3) the term "cash transaction" shall mean any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

                 (4) the term "self-liquidating paper" shall mean any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Issuer for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Issuer arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation; and

                 (5) the term "Issuer" shall mean any obligor upon the Securities.

                 Section 6.14 Appointment of Authenticating Agent. As long as any Securities of a series remain Outstanding, the Trustee may, by an instrument in writing, appoint with the approval of the Issuer an authenticating agent (the "Authenticating Agent") which shall be authorized to act on behalf of, but subject to the direction of, the Trustee to authenticate and deliver Securities of such series, including Securities issued upon exchange, registration of transfer, partial redemption or pursuant to Section
2.9. Securities of such series so authenticated and delivered shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee. Whenever reference is made in this Indenture to the authentication and delivery of Securities of any series by the Trustee or to the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent for such series and a certificate of authentication executed on behalf of the Trustee by such Authenticating Agent. Such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State thereof or of the District of Columbia authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $5,000,000 (determined as provided in Section 6.9 with respect to the Trustee) and subject to supervision or examination by Federal or State authority.

                 Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of any Authenticating Agent, shall be the successor to such Authenticating Agent with respect to all series of Securities for which it served as Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent.

                 Any Authenticating Agent may at any time, and if it shall cease to be eligible hereunder shall, resign by giving written notice of resignation to the Trustee and to the Issuer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice thereof to such Authenticating Agent and the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall upon receipt of an Issuer Order appoint a successor Authenticating Agent and shall provide notice of such appointment to all Holders of Securities affected thereby in the manner and to the extent provided in Section 6.11 with respect to the appointment of a successor trustee. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. The Authenticating Agent for the Securities of any series shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee.

                 Sections 6.2, 6.3, 6.4, 6.6 and 7.3 shall be applicable to any Authenticating Agent.


                                 ARTICLE SEVEN

                         CONCERNING THE SECURITYHOLDERS


                 Section 7.1 Evidence of Action Taken by Securityholders. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by a specified percentage in aggregate principal amount of the Holders of one or more series of Securities may be evidenced (i) by one or more instruments of substantially similar tenor signed by such specified percentage of Holders in person or by an agent or proxy duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee;
(ii) by the record of such specified percentage of Holders voting in favor thereof at any meeting of such Holders duly called and held by the Trustee; and
(iii) by a combination of such instrument or instruments and any such record of a meeting.

                 Section 7.2 Proof of Execution of Instruments and of Holding of Securities. Subject to Sections 6.1 and 6.2, the execution of any instrument by a Holder or his agent or proxy and proof of the holding by any Person of any of the Securities of any series shall be sufficient if made in the following manner:

                 (a) The fact and date of the execution by any such Person of any instrument may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the Person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit shall also constitute sufficient proof of the authority of the Person executing the same. The ownership of an Unregistered Security of any series, or of any Coupon attached thereto at its issuance, and the identifying number of such Security and the date of such ownership, may be proved by the production of such Security or Coupon or by a certificate executed by any trust company, bank, banker or recognized securities dealer, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory. Each such certificate shall be dated and shall state that on the date thereof a Security of such series bearing a specified identifying number was deposited with or exhibited to such trust company, bank, banker or recognized securities dealer by the person named in such certificate. Any such certificate may be issued in respect of one or more Unregistered Securities of one or more series specified therein. The ownership by the Person named in any such certificate of any Unregistered Security specified therein shall be presumed to continue unless at the time of any determination of such ownership and holding

         (1) another certificate bearing a later date issued in respect of such Security shall be produced, (2) such Security shall be produced by some other Person or (3) such Security shall have ceased to be Outstanding. Subject to Sections 6.1 and 6.2, the fact and date of the execution of any such instrument and the ownership, amount and numbers of any Unregistered Securities may also be proven in accordance with such reasonable rules and regulations as may be prescribed by the Trustee for any series or in any other manner which the Trustee may deem sufficient.

                 (b) In the case of Registered Securities, the ownership of such Securities shall be proved by the Security Register or by a certificate of the Security Registrar.

                 Section 7.3 Holders to Be Treated as Owners. The Issuer, the Trustee and any agent of the Issuer or the Trustee may deem and treat the Person in whose name any Security of any series shall be registered upon the Security Register for such series as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of Section 2.7 of this Indenture, interest, if any, on such Security and for all other purposes; and none of the Issuer, the Trustee and any agent of the Issuer or the Trustee shall be affected by any notice to the contrary. The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Holder of any Unregistered Security and the Holder of any Coupon as the absolute owner of such Unregistered Security or Coupon (whether or not such Unregistered Security or Coupon shall be overdue) for the purpose of receiving payment thereof or on account thereof and for all other purposes; and none of the Issuer, the Trustee and any agent of the Issuer or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such Person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security or Coupon.

                 No holder of any beneficial interest in any Registered Global Security held on its behalf by a Depository shall have any rights under this Indenture with respect to such Registered Global Security, and such Depository may be treated by the Issuer, the Trustee, and any agent of the Issuer or the Trustee as the owner of such Registered Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall impair, as between a Depository and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depository as holder of any Security.

                 Section 7.4 Securities Owned by Issuer Deemed Not Outstanding. In determining whether the Holders of the requisite aggregate principal amount of Outstanding Securities of one or more series have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Issuer or any other obligor on the Securities with respect to which such determination is being made or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purposes of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon such Securities or any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on such Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Issuer shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Issuer to be owned or held by or for the account of any of the above described Persons; and, subject to Sections 6.1 and 6.2, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purposes of any such determination.

                 Section 7.5 Right of Revocation of Action Taken. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.1, of the taking of any action by the Holders of the requisite percentage in aggregate principal amount of the Securities of one or more series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of ownership as provided in Section 7.2, revoke such action so far as concerns such Security. Except as aforesaid, any such action taken by the Holder of any Security of any series shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities of such series issued in exchange or substitution therefor or on registration of transfer thereof, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the Holders of the requisite percentage in aggregate principal amount of the Securities of one or more series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Trustee and the Holders of all the Securities of such series.


                                 ARTICLE EIGHT

                            SUPPLEMENTAL INDENTURES


                 Section 8.1 Supplemental Indentures Without Consent of Securityholders. The Issuer, when authorized by a resolution of the Board of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order), and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of the execution thereof) for one or more of the following purposes:

                 (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities of one or more series any property or assets;

                 (b) to evidence the succession of another corporation to the Issuer, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Issuer pursuant to Article Nine;

                 (c) to add to the covenants of the Issuer for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) such further covenants, restrictions, conditions or provisions as the Issuer and the Trustee shall consider to be for the protection of the Holders of Securities of any series or Coupons appertaining thereto, and to make the occurrence, or the occurrence and continuance, of a default in complying with any such additional covenant, restriction, condition or provision an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; in respect of any such additional covenant, restriction, condition or provision, such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of such series to waive such an Event of Default;

                 (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions as the Issuer may deem necessary or desirable, with respect to matters or questions arising under this Indenture, provided that no such action shall adversely affect the interests of the Holders of the Securities of any series or the Coupons appertaining thereto;

                 (e) to establish the form and terms of the Securities of any series or of the Coupons appertaining to such Securities, as permitted by Sections 2.1 and 2.3; and

                 (f) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, all as provided in Section 6.11.

                 The Trustee is hereby authorized to join with the Issuer in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property or assets thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                 Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the Holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of
Section 8.2.

                 Section 8.2 Supplemental Indentures With Consent of Securityholders. With the consent (evidenced as provided in Article Seven) of the Holders of not less than a majority in aggregate principal amount of the Securities of all series at the time Outstanding affected by such supplemental indenture (voting as one class), the Issuer, when authorized by a resolution of the Board of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order), and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such series or of the Coupons appertaining to such Securities; provided that no such supplemental indenture shall (a) change the time of payment of the principal, or any installment of the principal, of any Security or reduce the principal amount thereof, or reduce the rate or change the time of payment of interest, if any, thereon, or reduce any amount payable on the redemption thereof, or make the principal thereof or the interest thereon payable in any coin or currency other than that provided in such Security and the Coupons, if any, appertaining thereto or in accordance with the terms thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the Maturity thereof pursuant to Section 5.1 or the amount thereof provable in bankruptcy, pursuant to Section 5.2, or impair or affect the right to institute suit for the payment thereof when due, or, if such Security shall so provide, any right of repayment at the option of the Holder, in each case without the consent of the Holder of each Security so affected, (b) reduce the percentage in principal amount of the Outstanding Securities of the affected series, the consent of whose Holders is required for any such supplemental indenture or for any waiver provided for in this Indenture, without the consent of the Holders of each Security so affected or (c) without the consent of the Holders of each Security so affected, modify any of the provisions of this Section or Section 5.10, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 6.11 and 8.1(f).

                 A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more series of Securities, or which modifies the rights of the Holders of Securities of such series or of the Coupons appertaining to such Securities with respect to such covenant or provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series or of the Coupons pertaining to such Securities.

                 Upon the request of the Issuer, accompanied by a Board Resolution complying with the first paragraph of this Section and evidence of the consent of the Holders of the Securities as aforesaid and such other documents, if any, as may be required by Section 7.1, the Trustee shall join with the Issuer in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

                 It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

                 Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall give notice thereof (i) to the Holders of then Outstanding Registered Securities of each series affected thereby, by mailing a notice thereof by first-class mail to such Holders at their addresses as they shall appear on the Security Register, (ii) if any Unregistered Securities of a series affected thereby are then Outstanding, to the Holders thereof who have filed their names and addresses with the Trustee pursuant to Section 4.4(c)(ii), by mailing a notice thereof by first-class mail to such Holders at such addresses as were so furnished to the Trustee and (iii) if any Unregistered Securities of a series affected thereby are then Outstanding, to all Holders thereof, by publication of a notice thereof at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York, and in each case such notice shall set forth in general terms the substance of such supplemental indenture. Any failure of the Issuer to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                 Section 8.3 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer and the Holders of Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                 Section 8.4 Documents to Be Given to Trustee. The Trustee, subject to the provisions of Sections 6.1 and 6.2, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article complies with the applicable provisions of this Indenture.

                 Section 8.5 Notation on Securities in Respect of Supplemental Indentures. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear a notation in form approved by the Trustee as to any matter provided for by such supplemental indenture. If the Issuer or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Issuer, authenticated by the Trustee and delivered in exchange for the Securities of such series then Outstanding.


                                  ARTICLE NINE

                   CONSOLIDATION, MERGER, SALE OR CONVEYANCE


                 Section 9.1 Covenant of Issuer Not to Merge, Consolidate, Sell or Convey Property Except Under Certain Conditions. Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation of the Issuer with, or merger of the Issuer into, any other corporation or corporations (whether or not affiliated with the Issuer), or successive consolidations or mergers to which the Issuer or its successor or successors shall be a party or parties, shall prevent any sale, lease or conveyance of the property of the Issuer as an entirety or substantially as an entirety, shall prevent any consolidation of any Person with, or the merger of any Person into, the Issuer or shall prevent any sale, lease or conveyance of the property of any Person as an entirety or substantially as an entirety to the Issuer; provided, that, and the Issuer hereby covenants and agrees, upon any such consolidation, merger, sale, lease or conveyance, the due and punctual payment of the principal of and interest, if any, on all the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Issuer, shall be expressly assumed, by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee by the corporation formed by such consolidation, or into which the Issuer shall have been merged, or which shall have acquired such property; provided, further, that the corporation formed by such consolidation or into which the Issuer merged or the Person which acquired by conveyance or sale, or which leases, the properties and assets of the Issuer as an entirety or substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia; provided, further, that immediately after giving effect to such transaction, and treating any indebtedness which becomes an obligation of the Issuer or a Subsidiary as a result of such transaction as having been incurred by the Issuer or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; provided, further, if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Issuer would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by this Indenture, the Issuer or such successor corporation or Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all indebtedness secured thereby.

                 Section 9.2 Successor Corporation Substituted for Issuer. In case of any consolidation, merger, sale, lease or conveyance referred to in, and in accordance with, Section 9.1, and following such an assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Issuer, with the same effect as if it had been named herein as Issuer.

                 Such successor corporation may cause to be signed, and may issue either in its own name or in the name of the Issuer prior to such succession, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Issuer and delivered to the Trustee; and, upon the order of such successor corporation, instead of the Issuer, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Issuer to the Trustee for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this indenture as though all of such Securities had been issued at the date of the execution hereof.

                 In case of any such consolidation, merger, sale, lease or conveyance such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

                 In the event of any such sale or conveyance (other than a conveyance by way of lease), the Issuer or any successor corporation which shall theretofore have become such in the manner described in this Article shall be discharged from all obligations and covenants under this Indenture and the Securities and may be liquidated and dissolved.

                 Section 9.3 Opinion of Counsel Delivered to Trustee. The Trustee, subject to the provisions of Sections 6.1 and 6.2, may receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, lease or conveyance, and any such assumption, and any such liquidation or dissolution, complies with the applicable provisions of this Indenture and that all conditions precedent herein provided for relating to such transactions have been complied with.


                                  ARTICLE TEN

                    SATISFACTION AND DISCHARGE OF INDENTURE;
                                UNCLAIMED MONEYS


                 Section 10.1  Satisfaction and Discharge of Indenture.  (A)
If at any time (a) the Issuer shall have paid or caused to be paid the principal of and interest, if any, on all the Securities of each series theretofore authenticated, including all Coupons appertaining thereto (other than Securities and Coupons appertaining thereto which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.9), in accordance with the terms of this Indenture and such Securities or (b) as to Securities and Coupons not so paid, the Issuer shall have delivered to the Trustee for cancellation all Securities of each series theretofore authenticated and all Coupons appertaining thereto (other than any Securities and Coupons appertaining thereto which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.9) or (c) as to Securities and Coupons not so paid or delivered for cancellation, in the case of any series of Securities as to which the exact amount of principal of and interest, if any, due can be determined at the time of making the deposit referred to in clause (ii) below, (i) all the Securities of such series and all Coupons appertaining thereto shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and (ii) the Issuer shall have irrevocably deposited or caused to be deposited with the Trustee as trust funds money in an amount (other than moneys repaid by the Trustee or any paying agent to the Issuer in accordance with Section 10.4) or Government Obligations, maturing as to principal and interest at such times and in such amounts as will insure the availability of money, or a combination thereof, sufficient in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (A) the principal and interest, if any, on all Securities of such series and Coupons appertaining thereto on each date that such principal or interest, if any, is due and payable and (B) any mandatory sinking fund or analogous payments on the dates on which such payments are due and payable in accordance with the terms of this Indenture and the Securities of such series; and if, in any such case, the Issuer shall also pay or cause to be paid all other sums payable hereunder by the Issuer then this Indenture shall cease to be of further effect (except as to (i) rights of registration of transfer and exchange of Securities and of Coupons appertaining thereto and the Issuer's right of optional redemption, if any, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Securities or Coupons, (iii) the rights of Holders of Securities and Coupons appertaining thereto to receive payments of principal thereof and interest, if any, thereon, upon the original stated due dates therefor or any date of redemption (but not upon acceleration), and remaining rights of such Holders to receive mandatory sinking fund or analogous payments, if any, (iv) the rights, obligations, duties and immunities of the Trustee hereunder, (v) the rights of Holders of Securities and Coupons appertaining thereto as beneficiaries hereof with respect to the property so deposited with the Trustee and payable to all or any of them and (vi) the obligations of the Issuer under Section 3.2) and the Trustee, on demand of the Issuer accompanied by an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with, and at the cost and expense of the Issuer, shall execute proper instruments acknowledging such satisfaction and discharge of this Indenture, provided that the rights of Holders of the Securities and Coupons to receive amounts in respect of principal of and interest on the Securities and Coupons held by them shall not be delayed longer than required by then applicable mandatory rules or policies of any national securities exchange upon which the Securities are listed. The Issuer agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Securities.

                 (B) The following provisions shall apply to the Securities of each series unless specifically otherwise provided in the Board Resolution, Officers' Certificate or supplemental indenture relating thereto provided pursuant to Section 2.3. In addition to discharge of this Indenture pursuant to the next preceding paragraph (A), in the case of any series of Securities as to which the exact amount of principal of and interest, if any, due can be determined at the time of making the deposit referred to in subparagraph (a) below, the Issuer shall be deemed to have paid and discharged the entire indebtedness on all the Securities of such series and the Coupons appertaining thereto on the 91st day after the date of such deposit, and the provisions of this Indenture with respect to the Securities of such series and Coupons appertaining thereto shall no longer be in effect (except as to (i) rights of registration of transfer and exchange of Securities of such series and of Coupons appertaining thereto and the Issuer's right of optional redemption, if any, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Securities or Coupons, (iii) the rights of Holders of Securities of such series and Coupons appertaining thereto to receive payments of principal thereof and interest, if any, thereon, upon the original stated due dates therefor or any date of redemption (but not upon acceleration), and remaining rights of such Holders to receive mandatory sinking fund or analogous payments, if any, solely from the trust fund referred to in subparagraph (a) below, (iv) the rights, obligations, duties and immunities of the Trustee hereunder, (v) the rights of Holders of Securities of such series and Coupons appertaining thereto as beneficiaries hereof with respect to the property so deposited with the Trustee and payable to all or any of them and (vi) the obligations of the Issuer under
Section 3.2), and the Trustee, at the cost and expense of the Issuer, shall, at the Issuer's request, execute proper instruments acknowledging the same, if:

                 (a) the Issuer shall have irrevocably deposited or caused to be irrevocably deposited with the Trustee as a trust fund specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series and Coupons appertaining thereto (i) money in an amount, or (ii) Government Obligations, maturing as to principal and interest at such times and in such amounts as will insure the availability of money, or (iii) a combination thereof, sufficient in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (A) the principal and interest, if any, on all Securities of such series and Coupons appertaining thereto on each date that such principal or interest, if any, is due and payable and (B) any mandatory sinking fund or analogous payments on the dates on which such payments are due and payable in accordance with the terms of this Indenture and the Securities of such series;

                 (b) no Event of Default or event which, with notice or lapse of time or both, would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit or at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

                 (c) such deposit shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Issuer is a party or by which it is bound;

                 (d) such deposit shall not cause any Securities of such series then listed on any national securities exchange registered under the Securities Exchange Act of 1934, as amended, to be delisted;

                 (e) the Issuer shall have delivered to the Trustee an Opinion of Counsel to the effect that (i) if such deposits shall include Government Obligations in respect of any government other than the United States of America, such deposit shall not result in the Issuer, the Trustee or such trust constituting an "investment company" under the Investment Company Act of 1940, as amended, and (ii) (x) the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling or (y) since the date of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and such opinion shall confirm that, the Holders of the Securities of such series then Outstanding and Coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred; and

                 (f) the Issuer shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the defeasance contemplated by this paragraph have been complied with.

                 (C) The Issuer shall be released from its obligations under Article Three and Article Nine with respect to the

Securities of a particular series and any Coupons appertaining thereto Outstanding on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). Covenant defeasance means that, with respect to the Outstanding Securities of such series, the Issuer may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in Article Nine, whether directly or indirectly by reason of any reference elsewhere herein to such Article by reason of any reference in such Article to any other provision herein or by reason of any reference to such Article in any other document, and such omission to comply shall not constitute an Event of Default under Section 5.1 with respect to the Outstanding Securities of such series, but the remainder of this Indenture and other Outstanding Securities and Coupons shall be unaffected thereby. The following shall be the conditions to application of this paragraph (C):

                 (a) the Issuer shall have irrevocably deposited or caused to be irrevocably deposited with the Trustee as a trust fund specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series and Coupons appertaining thereto, (i) money in an amount, or (ii) Government Obligations, maturing as to principal and interest at such times and in such amounts as will insure the availability of money, or (iii) a combination thereof, sufficient in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (A) the principal and interest, if any, on all Securities of such series and Coupons appertaining thereto on each date that such principal or interest, if any, is due and payable and (B) any mandatory sinking fund or analogous payments on the dates on which such payments are due and payable in accordance with the terms of this Indenture and the Securities of such series;

                 (b) no Event of Default or event which, with notice or lapse of time or both, would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit or at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

                 (c) such covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Issuer is a party or by which it is bound;

                 (d) such covenant defeasance shall not cause any Securities of such series then listed on any national securities exchange registered under the Securities Exchange Act of 1934, as amended, to be delisted;

                 (e) the Issuer shall have delivered to the Trustee an Opinion of Counsel to the effect that (i) if such deposits shall include Government Obligations in respect of any government other than the United States of America, such deposit shall not result in the Issuer, the Trustee or such trust constituting an "investment company" under the Investment Company Act of 1940, as amended, and (ii) the Holders of the Securities of such series then Outstanding and Coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred; and

                 (f) the Issuer shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to such covenant defeasance have been complied with.

                 Section 10.2 Application by Trustee of Funds Deposited for Payment of Securities. Subject to Section 10.4, all moneys or Government Obligations deposited with the Trustee (or other trustee), and all money received by the Trustee in respect of Government Obligations deposited with the Trustee, pursuant to Section 10.1 in respect of the Outstanding Securities of a particular series and the Coupons appertaining thereto shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Issuer acting as its own paying agent), to the Holders of such Securities and Coupons of all sums due and to become due thereon for principal and interest, if any; but such money need not be segregated from other funds except to the extent required by law.

                 Section 10.3 Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Securities of any series, all moneys then held by any paying agent under the provisions of this Indenture with respect to such series of Securities shall, upon demand of the Issuer, be repaid to it or paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys.

                 Section 10.4 Return of Moneys Held by Trustee and Paying Agent Unclaimed for Three Years. Any moneys deposited


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with or paid to the Trustee or any paying agent for the payment of the principal of or interest, if any, on any Security of any series or Coupons appertaining thereto and not applied but remaining unclaimed for three years after the date upon which such principal or interest shall have become due and payable, shall, upon the written request of the Issuer and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Issuer by the Trustee or such paying agent, and any Holder of the Securities of such series and of any Coupons appertaining thereto shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Issuer for any payment which such Holder may be entitled to collect, and all liability of the Trustee or any paying agent with respect to such moneys shall thereupon cease; provided, however, that the Trustee or such paying agent, before being required to make any such repayment with respect to moneys deposited with it for any payment (a) in respect of Registered Securities of any series, shall at the expense of the Issuer, mail by first-class mail to Holders of such Securities at their addresses as they shall appear on the Security Register for the Securities of such series, and (b) in respect of Unregistered Securities of any series, shall at the expense of the Issuer cause to be published once, in an Authorized Newspaper in the Borough of Manhattan, The City of New York, notice that such moneys remain and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing or publication, any unclaimed balance of such moneys then remaining will be repaid to the Issuer.

                 Section 10.5 Indemnity for Government Obligations. The Issuer shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to
Section 10.1 or the principal or interest received in respect of such Government Obligations, other than any such tax, fee or other charge which by law is for the account of the Holders of the Securities and Coupons for whose benefit such Government Obligations are held.



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                                 ARTICLE ELEVEN

                   REDEMPTION OF SECURITIES AND SINKING FUNDS


                 Section 11.1 Applicability of Article. The provisions of this Article shall be applicable to the Securities of any series which are redeemable before their maturity or to any Securities of a series which have the benefit of a sinking fund, except as otherwise specified as contemplated by
Section 2.3 for Securities of any series.

                 Section 11.2 Notice of Redemption; Partial Redemptions. Notice of redemption to the Holders of Registered Securities of any series to be redeemed as a whole or in part shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption, to such Holders at their last addresses as they shall appear upon the registry books for such Securities. Notice of redemption to the Holders of Unregistered Securities of any series to be redeemed as a whole or in part, who have filed their names and addresses with the Trustee pursuant to Section 4.4(c)(ii), shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption, to such Holders at such addresses as were so furnished to the Trustee (and, in the case of any such notice given by the Issuer, the Trustee shall make such information available to the Issuer for such purpose). Notice of redemption to all other Holders of Unregistered Securities of any series shall be published in an Authorized Newspaper in the Borough of Manhattan, The City of New York, in each case once in each of three successive calendar weeks, the first publication to be not less than 30 days nor more than 60 days prior to the date fixed for redemption. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice to the Holder of any Security of any series designated for redemption as a whole or in part, shall not affect the validity of the proceedings for the redemption of any other Security of such series.

                 The notice of redemption to each such Holder shall specify (a) the principal amount of each Security of such series held by such Holder to be redeemed, (b) the date fixed for redemption, (c) the redemption price, (d) if applicable, the current conversion price or rate, (e) if applicable, the name and address of the Conversion Agent, (f) if applicable, that the right of the Holder to convert Securities called for redemption shall terminate at the close of business on the fifteenth day prior to the redemption date (or such other day as may be specified as contemplated by Section 2.3 for Securities of any


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

series, (g) if applicable, that Holders who elect to convert Securities called for redemption must satisfy the requirements for conversion contained in such Securities, (h) the place or places of payment, that payment will be made upon presentation and surrender of such Securities and, in the case of Securities with Coupons attached thereto, of all Coupons appertaining thereto maturing after the date fixed for redemption, (i) that such redemption is pursuant to the mandatory or optional sinking or other analogous fund, or both, if such be the case, (j) that interest accrued to the date fixed for redemption will be paid as specified in such notice and (k) that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. In case any Security is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of such series in authorized denominations for an aggregate principal amount equal to the unredeemed portion thereof will be issued.

                 The notice of redemption of Securities of any series to be redeemed at the option of the Issuer shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer.

                 On or before the redemption date specified in the notice of redemption given as provided in this Section, the Issuer will deposit with the Trustee or with one or more paying agents (or, if the Issuer is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 3.4) an amount of money sufficient to redeem on the redemption date all the Securities of any series so called for redemption at the applicable redemption price, together with accrued interest to the date fixed for redemption. The Issuer will deliver to the Trustee at least 60 days prior to the date fixed for redemption an Officers' Certificate stating such date, the aggregate principal amount of Securities of each series to be redeemed and that no Events of Default with respect to the Securities of such series have occurred (which have not been waived or cured). In case of a redemption at the option of the Issuer prior to the expiration of any restriction on such redemption, the Issuer shall deliver to the Trustee, prior to the giving of any notice of redemption to Holders pursuant to this Section, an Officers' Certificate stating that such restriction has been complied with. If less than all the Securities of any series are to be redeemed, the Trustee shall select, in such manner as it shall deem appropriate and fair, Securities of such series to be redeemed in whole or in part. Securities may be redeemed in part in multiples equal to the minimum authorized denomination for Securities of such series or any multiple thereof. The Trustee shall promptly notify the Issuer in writing of the Securities of such series selected for redemption and, in the case of any


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

Securities of such series selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities of any series shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

                 Section 11.3 Payment of Securities Called for Redemption. If notice of redemption has been given as provided in Section 11.2, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Issuer shall default in the payment of such Securities at the applicable redemption price, together with interest accrued to said date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue, the unmatured Coupons, if any, appertaining thereto shall be void and, except as provided in Sections 6.5 and 10.4, such Securities shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Securities except the right to receive the applicable redemption price thereof and unpaid interest to the date fixed for redemption and the right to convert such Securities, if such Securities are convertible. On presentation and surrender of such Securities at a place of payment specified in said notice, together with all Coupons, if any, appertaining thereto maturing after the date fixed for redemption, such Securities or the specified portions thereof shall be paid and redeemed by the Issuer at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided that payment of interest becoming due on or prior to the date fixed for redemption shall be payable, in the case of Securities with Coupons attached thereto, to the Holders of the Coupons for such interest upon surrender thereof or, in the case of Registered Securities, to the Holders of such Registered Securities registered as such on the relevant Record Date, subject to the terms and provisions of Sections 2.3 and 2.7.

                 If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate of interest or Yield to Maturity (in the case of an Original Issue Discount Security) borne by such Security.

                 If any Security with Coupons attached thereto is surrendered for redemption and is not accompanied by all appurtenant Coupons maturing after the date fixed for redemption, the surrender of such missing Coupon or Coupons may be waived by the Issuer and the Trustee, if there be furnished to each of them such security or indemnity as they may require to save each of them harmless.

                 Upon presentation of any Security redeemed in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Issuer, a new Security or Securities of such series, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

                 Section 11.4 Exclusion of Certain Securities from Eligibility for Selection for Redemption. Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in an Officers' Certificate delivered to the Trustee at least 60 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Issuer or (b) an entity specifically identified in such Officers' Certificate as an Affiliate of the Issuer.

                 Section 11.5 Mandatory and Optional Sinking Funds. The minimum amount of any sinking fund payment provided for by the terms of the Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of the Securities of any series is herein referred to as an "optional sinking fund payment". The date on which a sinking fund payment is to be made is herein referred to as the "sinking fund payment date".

                 In lieu of making all or any part of any mandatory sinking fund payment with respect to any series of Securities in cash, the Issuer may at its option (a) deliver to the Trustee Securities of such series theretofore purchased or otherwise acquired (except upon redemption pursuant to the mandatory sinking fund) by the Issuer or receive credit for Securities of such series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Issuer and delivered to the Trustee for cancellation pursuant to Section 2.10, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section or (c) receive credit for Securities of such series (not previously so credited) redeemed by the Issuer through any optional redemption provision contained in the terms of such series. Securities so delivered or credited shall be received or credited by the Trustee at the sinking fund redemption price specified in such Securities.

                 On or before the 60th day next preceding each sinking fund payment date for any series, the Issuer will deliver to the Trustee an Officers' Certificate (which need not contain the statements required by Section 14.5) (a) specifying the portion of the mandatory sinking fund payment due on such date to be satisfied by payment of cash and the portion to be satisfied by credit of Securities of such series and the basis for such credit,
(b) stating that none of the Securities of such series to be so credited has theretofore been so credited, (c) stating that no defaults in the payment of interest or Events of Default with respect to such series have occurred and are continuing (which have not been waived or cured) and (d) stating whether or not the Issuer intends to exercise its right to make an optional sinking fund payment on such date with respect to such series and, if so, specifying the amount of such optional sinking fund payment which the Issuer intends to pay on or before the next succeeding sinking fund payment date. Any Securities of such series to be so credited and required to be delivered to the Trustee in order for the Issuer to be entitled to credit therefor as aforesaid which have not theretofore been delivered to the Trustee shall be delivered for cancellation pursuant to Section 2.10 to the Trustee with such Officers' Certificate (or reasonably promptly thereafter if acceptable to the Trustee). Such Officers' Certificate shall be irrevocable, and upon its receipt by the Trustee the Issuer shall become unconditionally obligated to make all the cash payments or other deliveries therein referred to, if any, on or before the next succeeding sinking fund payment date. Failure of the Issuer, on or before any such 60th day, to deliver such Officers' Certificate and securities specified in this paragraph, if any, shall not constitute a default but shall constitute, on and as of such 60th day, the irrevocable election of the Issuer that (i) the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such series in respect thereof and (ii) the Issuer will make no optional sinking fund payment with respect to such series on such date as provided in this Section.

                 If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed $50,000 and if the Issuer shall so request with respect to the Securities of any particular series, such cash shall be applied on the next succeeding sinking fund payment date to the redemption of Securities of such series at the applicable sinking fund redemption price, together with accrued interest to the date fixed for redemption. If such amount shall be $50,000 or less and the Issuer makes no such request, then such amount shall be carried over until a sum in excess of $50,000 is available. The Trustee shall select, in the manner provided in Section 11.2, for redemption on such sinking fund payment date a sufficient principal amount of Securities of such series to absorb said cash, as nearly as may be, and shall (if requested in writing by the Issuer) inform the Issuer of the serial numbers of the Securities of such series (or portions thereof) so selected. Securities shall be excluded from eligibility for redemption under this Section if they are identified by registration and certificate number in an Officers' Certificate delivered to the Trustee at least 40 days prior to the sinking fund payment date as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Issuer or (b) an entity specifically identified in such Officers' Certificate as an Affiliate of the Issuer. The Trustee, in the name and at the expense of the Issuer (or the Issuer, if it shall so request the Trustee in writing), shall cause notice of redemption of the Securities of such series to be given in substantially the manner provided in Section 11.2 (and with the effect provided in Section 11.3) for the redemption of Securities of such series in part at the option of the Issuer. The amount of any sinking fund payments not so applied or allocated to the redemption of Securities of such series shall be added to the next cash sinking fund payment for such series and, together with such payment, shall be applied in accordance with the provisions of this Section. Any and all sinking fund moneys held on the stated maturity date of the Securities of a particular series (or earlier, if such maturity is accelerated), which are not held for the payment or redemption of particular Securities of such series, shall be applied, together with other moneys, if necessary, sufficient for the purpose, to the payment of the principal of and interest on the Securities of such series at maturity.

                 Unless otherwise provided for, on or before each sinking fund payment date, the Issuer shall pay to the Trustee in cash or shall otherwise provide for the payment of all interest accrued to the date fixed for redemption on Securities to be redeemed on such sinking fund payment date.

                 The Trustee shall not redeem or cause to be redeemed Securities of any series with sinking fund moneys or give any notice of redemption of Securities of such series by operation of the sinking fund for such series during the continuance of any Event of Default with respect to such series except that, if notice of redemption of any Securities of such series shall theretofore have been given, the Trustee shall redeem or cause to be redeemed such Securities, provided that the Trustee or one or more paying agents shall have received from the Issuer a sum sufficient for such redemption. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such Event of Default shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such Event of Default, be deemed to have been collected under Article Five and held for the payment of all Securities of such series. In case


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

such Event of Default shall have been waived as provided in Section 5.10 or such Event of Default cured on or before the 60th day preceding any sinking fund payment date, such moneys shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section to the redemption of Securities of such series.

                 Section 11.6 Conversion Arrangement on Call for Redemption. In connection with any redemption of Convertible Securities, the Issuer may arrange for the purchase and conversion of any such Securities called for redemption by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to the Trustee in trust for the Holders of such Securities, on or before the close of business on the redemption date, an amount in cash not less than the redemption price, together with interest, if any, accrued to the redemption date, of such Securities. Notwithstanding anything to the contrary contained in this Article Eleven, the obligation of the Issuer to pay the redemption price of such Securities, including all accrued interest, if any, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, any such Securities not duly surrendered for conversion by the Holders thereof may, at the option of the Issuer, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such Holders and (notwithstanding anything to the contrary contained in Article Thirteen) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the last day on which Securities of such series called for redemption may be converted in accordance with this Indenture and the terms of such Securities, subject to payment of the above amount as aforesaid. The Trustee shall hold and pay to the Holders whose Securities are selected for redemption any such amount paid to it in the same manner as it would moneys deposited with it by the Issuer for the redemption of Securities. Without the Trustee's prior written consent, no arrangement between the Issuer and such purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Issuer agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Securities between the Issuer and such purchasers, including the costs and expenses incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.


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

                                 ARTICLE TWELVE

                                 SUBORDINATION


                 Section 12.1 Applicability of Article; Securities Subordinated to Senior Indebtedness. (a) This Article Twelve shall apply only to the Securities of any series which, pursuant to Section 2.3, are expressly made subject to this Article. Such Securities are referred to in this Article Twelve as "Subordinated Securities."

                 (b) The Issuer covenants and agrees, and each Holder of Subordinated Securities by his acceptance thereof likewise covenants and agrees, that the indebtedness represented by the Subordinated Securities and the payment of the principal and interest, if any, on the Subordinated Securities is subordinated and subject in right, to the extent and in the manner provided in this Article, to the prior payment in full of all Senior Indebtedness.

                 "Senior InDebtedness" means the principal of and premium, if any, and interest on the following, whether outstanding on the date hereof or thereafter incurred, created or assumed: (i) indebtedness of the Issuer for money borrowed by the Issuer (including purchase money obligations or evidenced by debentures (other than the Subordinated Securities), notes, bankers' acceptances or other corporate debt securities, or similar instruments issued by the Issuer; (ii) obligations with respect to letters of credit; (iii) all indebtedness of others of the type referred to in the preceding clauses (i) and
(ii) assumed by or guaranteed in any manner by the Issuer or in effect guaranteed by the Issuer; or (iv) renewals, extensions or refundings of any of the indebtedness referred to in the preceding clauses (i), (ii) and (iii) unless, in the case of any particular indebtedness, renewal, extension or refunding, under the express provisions of the instrument creating or evidencing the same or the assumption or guarantee of the same, or pursuant to which the same is outstanding such indebtedness or such renewal, extension or refunding thereof is not superior in right of payment to the Subordinated Securities.

                 This Article shall constitute a continuing obligation to all Persons who, in reliance upon such provisions become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are made obligees hereunder and they and/or each of them may enforce such provisions.

                 Section 12.2 Issuer Not to Make Payments with Respect to Subordinated Securities in Certain Circumstances. (a) Upon the maturity of any Senior Indebtedness by lapse of time, acceleration or otherwise, all principal thereof and interest thereon shall first be paid in full, or such payment duly provided for in cash in a manner satisfactory to the holders of such Senior Indebtedness, before any payment is made on account of the principal of or interest on Subordinated Securities or to acquire any Subordinated Securities or on account of any sinking fund provisions of any Subordinated Securities (except payments made in capital stock of the Issuer or in warrants, rights or options to purchase or acquire capital stock of the Issuer, sinking fund payments made in Subordinated Securities acquired by the Issuer before the maturity of such Senior Indebtedness, and payments made through the exchange of other debt obligations of the Issuer for such Subordinated Securities in accordance with the terms of such Subordinated Securities, provided that such debt obligations are subordinated to Senior Indebtedness at least to the extent that the Subordinated Securities for which they are exchanged are so subordinated pursuant to this Article Twelve).

                 (b) Upon the happening and during the continuation of any default in payment of the principal of or interest on any Senior Indebtedness when the same becomes due and payable or in the event any judicial proceeding shall be pending with respect to any such default, then, unless and until such default shall have been cured or waived or shall have ceased to exist, no payment shall be made by the Issuer with respect to the principal of or interest on Subordinated Securities or to acquire any Subordinated Securities or on account of any sinking fund provisions of Subordinated Securities (except payments made in capital stock of the Issuer or in warrants, rights, or options to purchase or acquire capital stock of the Issuer, sinking fund payments made in Subordinated Securities acquired by the Issuer before such default and notice thereof, and payments made through the exchange of other debt obligations of the Issuer for such Subordinated Securities in accordance with the terms of such Subordinated Securities, provided that such debt obligations are subordinated to Senior Indebtedness at least to the extent that the Subordinated Securities for which they are exchanged are so subordinated pursuant to this Article Twelve).

                 (c) In the event that, notwithstanding the provisions of this
Section 12.2, the Issuer shall make any payment to the Trustee on account of the principal of or interest on Subordinated Securities, or on account of any sinking fund provisions of such Securities, after the maturity of any Senior Indebtedness as described in Section 12.2(a) above or after the happening of a default in payment of the principal of or interest on any Senior Indebtedness as described in Section 12.2(b) above, then, unless and until all Senior Indebtedness which shall have matured, and all interest thereon, shall have been paid in full

(or the declaration of acceleration thereof shall have been rescinded or annulled), or such default shall have been cured or waived or shall have ceased to exist, such payment (subject to the provisions of Sections 12.6 and 12.7) shall be held by the Trustee, in trust for the benefit of, and shall be paid forthwith over and delivered to, the holders of such Senior Indebtedness (pro rata as to each of such holders on the basis of the respective amounts of Senior Indebtedness held by them) or their representative or the trustee under the indenture or other agreement (if any) pursuant to which such Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all such Senior Indebtedness remaining unpaid to the extent necessary to pay the same in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness. The Issuer shall give prompt written notice to the Trustee of any default in the payment of principal of or interest on any Senior Indebtedness.

                 Section 12.3 Subordinated Securities Subordinated to Prior Payment of All Senior Indebtedness on Dissolution, Liquidation or Reorganization of Issuer. Upon any distribution of assets of the Issuer in any dissolution, winding up, liquidation or reorganization of the Issuer (whether voluntary or involuntary, in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

                 (a) the holders of all Senior Indebtedness shall first be entitled to receive payments in full of the principal thereof and interest due thereon, or provision shall be made for such payment, before the Holders of Subordinated Securities are entitled to receive any payment on account of the principal of or interest on such Securities;

                 (b) any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities (other than securities of the Issuer as reorganized or readjusted or securities of the Issuer or any other corporation provided for by a plan or reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Article Twelve with respect to Subordinated Securities, to the payment in full without diminution or modification by such plan of all Senior Indebtedness), to which the Holders of Subordinated Securities or the Trustee on behalf of the Holders of Subordinated Securities would be entitled except for the provisions of this Article Twelve shall be paid or delivered by the liquidating trustee or agent or other person making such payment or distribution directly to the holders of Senior Indebtedness or their representative, or to the trustee under any indenture under which Senior Indebtedness may have been issued (pro rata as to each such holder, representative or trustee on the basis of the respective amounts of unpaid Senior Indebtedness held or represented by each), to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution or provision thereof to the holders of such Senior Indebtedness; and

                 (c) in the event that notwithstanding the foregoing provisions of this Section 12.3, any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities (other than securities of the Issuer as reorganized or readjusted or securities of the Issuer or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Article Twelve with respect to Subordinated Securities, to the payment in full without diminution or modification by such plan of all Senior Indebtedness), shall be received by the Trustee or the Holders of the Subordinated Securities on account of principal of or interest on the Subordinated Securities before all Senior Indebtedness is paid in full, or effective provision made for its payment, such payment or distribution (subject to the provisions of Section 12.6 and 12.7) shall be received and held in trust for and shall be paid over to the holders of the Senior Indebtedness remaining unpaid or unprovided for or their representative, or to the trustee under any indenture under which such Senior Indebtedness may have been issued (pro rata as provided in subsection (b) above), for application to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness.

                 The Issuer shall give prompt written notice to the Trustee of any dissolution, winding up, liquidation or reorganization of the Issuer.

                 Section 12.4 Holders of Subordinated Securities to be Subrogated to Right of Holders of Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness, the Holders of Subordinated Securities shall be subrogated equally and ratably to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Issuer applicable to the Senior Indebtedness until all amounts owing on Subordinated Securities shall be paid in full, and for the purposes of such subrogation no payments or distributions to the holders of the Senior Indebtedness by or on behalf of the Issuer or by or on behalf of the Holders of Subordinated Securities by virtue of this Article Twelve which otherwise would have been made to the Holders of Subordinated Securities shall, as between the Issuer, its creditors other than holders of Senior Indebtedness and the Holders of Subordinated Securities, be deemed to be payment by the Issuer to or on account of the Senior Indebtedness, it being understood that the provisions of this Article Twelve are and are intended solely for the purpose of defining the relative rights of the Holders of the Subordinated Securities, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

                 Section 12.5 Obligation of the Issuer Unconditional. Nothing contained in this Article Twelve or elsewhere in this Indenture or in any Subordinated Security is intended to or shall impair, as among the Issuer, its creditors other than holders of Senior Indebtedness and the Holders of Subordinated Securities, the obligation of the Issuer, which is absolute and unconditional, to pay to the Holders of Subordinated Securities the principal of and interest on Subordinated Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of Subordinated Securities and creditors of the Issuer other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Subordinated Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Twelve of the holders of Senior Indebtedness in respect of cash, property or securities of the Issuer received upon the exercise of any such remedy. Upon any payment or distribution of assets of the Issuer referred to in this Article Twelve, the Trustee and Holders of Subordinated Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or, subject to the provisions of
Section 6.1 and 6.2, a certificate of the receiver, trustee in bankruptcy, liquidating trustee or agent or other Person making such payment or distribution to the Trustee or the Holders of Subordinated Securities, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Issuer, the amount thereof or payable thereon, the amount or amounts paid or distributed therein and all other facts pertinent thereto or to this Article Twelve.

                 Nothing contained in this Article Twelve or elsewhere in this Indenture or in any Subordinated Security is intended to or shall affect the obligation of the Issuer to make, or prevent the Issuer from making, at any time except during the pendency of any dissolution, winding up, liquidation or reorganization proceeding, and, except as provided in subsections (a) and (b) of Section 12.2, payments at any time of the principal of or interest on Subordinated Securities.

                 Section 12.6 Trustee Entitled to Assume Payments Not Prohibited in Absence of Notice. The Issuer shall give prompt written notice to the Trustee of any fact known to the Issuer which would prohibit the making of any payment or distribution to or by the Trustee in respect of the Subordinated Securities. Notwithstanding the provisions of this Article Twelve or any provision of this Indenture, the Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment or distribution to or by the Trustee, unless at least two Business Days prior to the making of any such payment, the Trustee shall have received written notice thereof from the Issuer or from one or more holders of Senior Indebtedness or from any representative thereof or from any trustee therefor, together with proof satisfactory to the Trustee of such holding of Senior Indebtedness or of the authority of such representative or trustee; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Sections 6.1 and 6.2, shall be entitled to assume conclusively that no such facts exist. The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a representative or trustee on behalf of the holder) to establish that such notice has been given by a holder of Senior Indebtedness (or a representative of or trustee on behalf of any such holder). In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payments or distribution pursuant of this Article Twelve, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, as to the extent to which such Person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such Person under this Article Twelve, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment. The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and nothing in this Article Twelve shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.6.

              Section 12.7  Application by Trustee of Monies or

Government Obligations Deposited with It. Money or Government obligations deposited in trust with the Trustee pursuant to and in accordance with Section
10.1 shall be for the sole benefit of Securityholders and, to the extent allocated for the payment of Subordinated Securities, shall not be subject to the subordination provisions of this Article Twelve, if the same are deposited in trust prior to the happening of any event specified in Section 12.2. Otherwise, any deposit of monies or Government Obligations by the Issuer with the Trustee or any paying agent (whether or not in trust) for the payment of the principal of or interest on any Subordinated Securities shall be subject to the provisions of Section 12.1, 12.2 and 12.3 except that, if prior to the date on which by the terms of this Indenture any such monies may become payable for any purposes (including, without limitation, the payment of the principal of or the interest, if any, on any Subordinated Security) the Trustee shall not have received with respect to such monies the notice provided for in Section 12.6, then the Trustee or the paying agent shall have full power and authority to receive such monies and Government Obligations and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date. This
Section 12.7 shall be construed solely for the benefit of the Trustee and paying agent and, as to the first sentence hereof, the Securityholders, and shall not otherwise effect the rights of holders of Senior Indebtedness.

                 Section 12.8 Subordination Rights Not Impaired by Acts or Omissions of Issuer or Holders of Senior Indebtedness. No rights of any present or future holders of any Senior Indebtedness to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Issuer or by any act or failure to act, in good faith, by any such holders or by any noncompliance by the Issuer with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with.

                 Section 12.9 Securityholders Authorize Trustee to Effectuate Subordination of Securities. Each Holder of Subordinated Securities by his acceptance thereof authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Twelve and appoints the Trustee his attorney-in-fact for such purpose, including in the event of any dissolution, winding up, liquidation or reorganization of the Issuer (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise) the immediate filing of a claim for the unpaid balance of his Subordinated Securities in the form required in said proceedings and causing said claim to be approved. If the Trustee does not file a proper claim or proof of debt in the form required in such proceeding prior to 30 days before the expiration of the time to file such claim or claims, then the holders of Senior Indebtedness have the right to file and are hereby authorized to file an appropriate claim for and on behalf of the Holders of said Securities.

                 Section 12.10 Right of Trustee to Hold Senior Indebtedness. The Trustee in its individual capacity shall be entitled to all of the rights set forth in this Article Twelve in respect of any Senior Indebtedness at any time held by it to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

                 Section 12.11 Article Twelve Not to Prevent Events of Defaults. The failure to make a payment on account of principal or interest by reason of any provision in this Article Twelve shall not be construed as preventing the occurrence of an Event of Default under Section 5.1.


                                ARTICLE THIRTEEN

                                   CONVERSION


                 Section 13.1 Applicability of Article. Securities of any series which are convertible into Common Stock at the option of the Holder shall be convertible in accordance with their terms and (except as otherwise specified as contemplated by Section 2.3 for Securities of the series) in accordance with this Article. Each reference in this Article to "a Security" or "the Securities" refers to the Securities of the particular series that is convertible into Common Stock. If more than one series of Securities with conversion privileges are outstanding at any time, the provisions of this Article shall be applied separately to each such series.

                 Section 13.2 Conversion Privilege. A Holder of a Security of any authorized denomination of any series may convert such Security at the principal amount thereof, or of such portion thereof, into fully paid and non-assessable shares of Common Stock, at any time during the period specified on the Securities of that series, at the conversion price or conversion rate in effect on the conversion date, except that, with respect to any Security (or portion thereof) called for redemption, such conversion right shall (except as otherwise provided in Section 11.6) terminate at the close of business on the fifteenth day prior to the date fixed for redemption of such Security (or portion thereof) (or such other day as may be specified as contemplated by
Section 2.3 for Securities of such series), unless the Issuer shall default in payment of the amount due upon redemption thereof.

                 The initial conversion price or conversion rate in respect of a series of Securities shall be as specified on the Securities of that series. The conversion price or conversion rate will be subject to adjustment on the terms set forth in Section 13.7 through 13.13 or such other or different terms, if any, as may be specified as contemplated by Section 2.3 for Securities of such series.

                 A Holder may convert any Security in full and may convert a portion of a Security if the portion to be converted and the remaining portion of such Security are in denominations issuable for that series of Securities. Provisions of this Indenture that apply to conversion of all of a Security also apply to conversion of a portion of it.

                 Section 13.3 Conversion Procedure. To convert a Security of any series, a Holder must surrender such Security, duly endorsed or assigned to the Issuer or in blank, at any office or agency of the Issuer maintained for that purpose, accompanied by written notice to the Issuer at such office or agency that the Holder elects to covert such Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. The date on which the Holder satisfies all those requirements is the conversion date. As soon as practicable after the conversion date, the Issuer shall deliver to the Holder through the Conversion Agent a certificate for the number of shares of Common Stock issuable upon the conversion and cash or its check in lieu of any fractional share. The Person in whose name the certificate is registered becomes a stockholder of record on the conversion date and the rights of the Holder of the Securities so converted as a Holder thereof cease as of such date.

                 If the Holder converts more than one Security of any series at the same time, the number of full shares issuable upon the conversion shall be based on the total principal amount of the Securities of such series so converted.

                 Upon surrender of a Security of any series that is converted in part, the Trustee shall authenticate for the Holder a new Security of that series equal in principal amount to the unconverted portion of the Security surrendered.

                 If the last day on which a Security may be converted is not a Business Day in a place where a Conversion Agent is located, the Security may be surrendered to that Conversion Agent on the next succeeding day that is a Business Day.

                 The Issuer will not be required to deliver certificates for shares of Common Stock upon conversion while its stock transfer books are closed for a meeting of stockholders or for the payment of dividends or for any other purpose, but certificates for shares of Common Stock shall be delivered as soon as the stock transfer books shall again be opened.

                 Securities of any series surrendered for conversion during the period from the close of business on any Record Date next preceding any Interest Payment Date for such series to the opening of business on such Interest Payment Date shall (except in the case of Securities or portions thereof which have been called for redemption on a redemption date within such period) be accompanied by payment in funds acceptable to the Issuer of an amount equal to the interest payable on such Interest Payment Date on the principal amount of Securities being surrendered for conversion; provided, that no such payment need be made if there shall exist, at the time of conversion, a default in the payment of interest on the Securities of such series. The funds so delivered to the Conversion Agent shall be paid to the Issuer on or after such Interest Payment Date unless the Issuer shall default on the payment of the interest due on such Interest Payment Date, in which event such funds shall be paid to the Holder who delivered the same. Except as provided in the preceding sentence and subject to the last paragraph of Section 2.7, no payment or adjustment shall be made upon any conversion on account of any interest accrued on the Securities surrendered for conversion or on account of any dividends on the Common Stock issued upon conversion.

                 Section 13.4 Fractional Shares. The Issuer will not issue a fractional share of Common Stock upon conversion of a Security. Instead, the Issuer will deliver cash or its check for the current market value of a fractional share. The current market value of a fractional share is determined as follows: Multiply the current market price of a full share of Common Stock on the last full trading day prior to the conversion date by the fraction (rounded to the nearest 1/100 of a share) and round the result to the nearest whole cent.

                 Section 13.5 Taxes on Conversion. The Issuer shall pay any and all documentary, stamp or similar issue or transfer taxes due on the issue or delivery of shares of Common Stock upon the conversion of Securities pursuant hereto. The Holder, however, shall pay any such tax which is due because the shares of Common Stock are issued in a name other than his.

                 Section 13.6 Issuer to Provide Stock. The Issuer shall from time to time as may be necessary reserve and keep available out of its authorized but unissued Common Stock or its Common Stock held in treasury enough shares of Common Stock to permit the conversion of all outstanding Securities.

                 All shares of Common Stock which may be issued or delivered upon conversion of the Securities shall be validly issued, fully paid and non-assessable and shall be free from any preemptive rights.

                 In order that the Issuer may issue shares of Common Stock upon conversion of the Securities, the Issuer will endeavor to comply with all applicable Federal and State securities laws and will endeavor to list such shares on each national or regional securities exchange on which the Common Stock is listed.

                 If the taking of any action would cause an adjustment to the then prevailing conversion price or conversion rate which would result in shares of Common Stock being issued upon conversion of the Securities at an effective conversion price below the then par value, if any, of the Common Stock, or would raise the par value above the effective conversion price then in effect, the Issuer will take such corporate action as may, in the opinion of its counsel, be necessary in order that the Issuer may validly and legally issue fully paid and non-assessable shares of its Common Stock at such adjusted conversion price or conversion rate or the conversion price or conversion rate then in effect, as the case may be.

                 Section 13.7  Adjustment for Change in Capital Stock.  If the
Issuer:

                 (1) pays a dividend or makes a distribution in shares of its Common Stock;

                 (2) subdivides its outstanding shares of Common Stock into a greater number of shares;

                 (3) combines its outstanding shares of Common Stock into a smaller number of shares;

                 (4) pays a dividend or makes a distribution on its Common Stock other than in shares of its Common Stock; or

                 (5) issues by reclassification of its shares of Common Stock any shares of its capital stock,

then the conversion privilege and the conversion price or conversion rate in effect immediately prior to the opening of business on the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted so that the Holder of any Security thereafter converted may receive the number of shares of capital stock of the Issuer which such Holder would have owned immediately following such action if such Holder had converted the Security immediately prior to such time. Such adjustment shall be made successively whenever any event listed below shall occur.

                 For a dividend or distribution, the adjustment shall become effective immediately after the record date for the dividend or distribution. For a subdivision, combination or reclassification, the adjustment shall become effective immediately after the effective date of the subdivision, combination or reclassification.

                 If after an adjustment a Holder of a Security upon conversion of it may receive shares of two or more classes of capital stock of the Issuer, the conversion prices of the classes of capital stock (after giving effect to such allocation of the adjusted conversion price between or among the classes of capital stock as the Board of Directors shall determine to be appropriate) or the conversion rate, as the case may be, shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Indenture.

                 Any shares of Common Stock issuable in payment of a dividend shall be deemed to have been issued immediately prior to the time of the record date for such dividend for purposes of calculating the number of outstanding shares of Common Stock under Sections 13.8 and 13.9.

                 Section 13.8 Adjustment for Rights Issue. If the Issuer issues any rights or warrants to all holders of shares of its Common Stock entitling them for a period expiring within 45 days after the record date mentioned below to purchase shares of Common Stock (or Convertible Securities) at a price per share (or having a conversion price per share, after adding thereto an allocable portion of the exercise price of the right or warrant to purchase such Convertible Securities, computed on the basis of the maximum number of shares of Common Stock issuable upon conversion of such Convertible Securities) less than the Average Market Price on the Determination Date, the conversion price or rate shall be adjusted so that it shall equal the price or rate determined by multiplying the conversion price or dividing the conversion rate, as the case may be, in effect immediately prior to the opening of business on that record date by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the Convertible Securities to be so offered, after adding thereto the aggregate exercise price of the rights or warrants to purchase such Convertible Securities) would purchase at such Average Market Price and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered for subscription or purchase (or into which the Convertible Securities so offered are convertible). Shares of Common stock owned by or held for the account of the Issuer shall not be deemed outstanding for the purpose of any such adjustment.

                 For purposes of this Section 13.8, the number of shares of Common Stock outstanding on any record date shall be deemed to include the maximum number of shares of Common Stock the issuance of which would be necessary to effect the full exercise, exchange or conversion of all Convertible Securities outstanding on such record date which are then exercisable, exchangeable or convertible at a price equal to or less than the Average Market Price per share of Common Stock, if all of such Convertible Securities were deemed to have been exercised, exchanged or converted immediately prior to the opening of business on such record date.

                 The adjustment shall be made successively whenever any such rights or warrants are issued, and shall become effective immediately after the record date or the determination of stockholders entitled to receive the rights or warrants. If all of the shares of Common Stock (or all of the Convertible Securities) subject to such rights or warrants have not been issued when such rights or warrants expire (or, in the case of rights or warrants to purchase Convertible Securities which have been exercised, all of the shares of Common Stock issuable upon conversion of such Convertible Securities have not been issued prior to the expiration of the conversion right thereof), then the conversion price or conversion rate shall promptly be readjusted to the conversion price or conversion rate which would then be in effect had the adjustment upon the issuance of such rights or warrants been made on the basis of the actual number of shares of Common Stock (or Convertible Securities) issued upon the exercise of such rights or warrants (or the conversion of such Convertible Securities).

                 No adjustment shall be made under this Section 13.8 if the adjusted conversion price would be higher than, or the adjusted conversion rate would be less than, the conversion price or conversion rate, as the case may be, in effect prior to such adjustment.

                 Section 13.9 Adjustments for Other Distributions. If the Issuer distributes to all holders of shares of its Common Stock any assets or debt securities or any rights or warrants to purchase securities, the conversion price or conversion rate shall be adjusted by multiplying the conversion price or dividing the conversion rate, as the case may be, in effect immediately prior to the opening of business on the record date mentioned below by a fraction, of which the numerator shall be the total number of shares of Common Stock outstanding on such record date multiplied by the Average Market Price on the Determination Date, less the fair market value (as determined by the Board of Directors) on such record date of said assets or debt securities or rights or warrants so distributed, and of which the denominator shall be the total number of shares of Common Stock outstanding on such record date multiplied by such Average Market Price.

                 For purposes of this Section 13.9, the number of shares of Common Stock outstanding on any record date shall be deemed to include the maximum number of shares of Common Stock the issuance of which would be necessary to effect the full exercise, exchange or conversion of all Convertible Securities outstanding on such record date which are then exercisable, exchangeable or convertible at a price equal to or less than the Average Market Price, if all of such Convertible Securities were deemed to have been exercised, exchanged or converted immediately prior to the opening of business on such record date.

                 The adjustment shall be made successively whenever any such distribution is made, and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution. Shares of Common Stock owned by or held for the account of the Issuer shall not be deemed outstanding for the purpose of any such adjustment.

                 No adjustment shall be made under this Section 13.9 if the adjusted conversion price would be higher than, or the adjusted conversion rate would be less than, the conversion price or conversion rate, as the case may be, in effect prior to such adjustment.

                 This Section does not apply to cash dividends or distributions. Also, this Section does not apply to dividends or distributions referred to in Section 13.7 or to rights or warrants referred to in Section 13.8.

                 Section 13.10 Voluntary Adjustment. The Issuer at any time may reduce the conversion price or increase the conversion rate, temporarily or otherwise, by any amount but in no event shall such adjusted conversion price or conversion rate result in shares of Common Stock being issuable upon conversion of the Securities if converted at the time of such adjustment at an effective conversion price per share less than the par value of the Common Stock at the time such adjustment is made.

                 A voluntary adjustment of the conversion price or conversion rate pursuant to this Section 13.10 does not change or adjust the conversion price or conversion rate otherwise in effect for purposes of Section 13.7, 13.8 or 13.9. If an event requiring an adjustment to the conversion price or conversion rate pursuant to Section 13.7, 13.8 or 13.9 occurs at any time that a voluntary adjustment to the conversion price or conversion rate is in effect pursuant to this Section 13.10, then the adjustment required by the applicable of Section 13.7, 13.8 or 13.9 shall be made to the conversion price or conversion rate that would otherwise have been in effect as of the relevant date specified in such Section had no voluntary adjustment pursuant to this Section 13.10 been made, and for purposes of applying such Section, any such voluntary adjustment shall be disregarded. If such adjustment would result in a lower conversion price or a higher conversion rate, as the case may be, than the conversion price or conversion rate as voluntarily adjusted by the Issuer then such lower conversion price or higher conversion rate shall be the conversion price or conversion rate, as the case may be.

                 Section 13.11 Certain Definitions. For the purposes of this Article, the following terms have the following meanings:

                 "Average Market Price" of a share of Common Stock on the Determination Date for any issuance of rights or warrants or any distribution in respect of which the Average Market Price is being calculated means the average of the daily current market prices of the Common Stock for the shortest of:

                          (i) the period of 30 consecutive trading days commencing 45 trading days before such Determination Date,

                          (ii)  the period commencing on the date next
                 succeeding the first public announcement of the issuance of rights or warrants or the distribution in respect of which the Average Market Price is being calculated and ending on the last full trading day before such Determination Date, and

                          (iii) the period, if any, commencing on the date next succeeding the Ex-Dividend Date with respect to the next preceding issuance of rights or warrants or distribution for which an adjustment is required by the provisions of Sections 13.7(4), 13.8 or 13.9, and ending on the last full trading day before such Determination Date.

                 If the record date for an issuance of rights or warrants or a distribution for which an adjustment is required by the provisions of Sections 13.7(4), 13.8 or 13.9 (the "preceding adjustment event"), precedes the record date for the issuance or distribution in respect of which the Average Market Price is being calculated and the Ex-Dividend Date for such preceding adjustment event is on or after the Determination Date for the issuance or distribution in respect of which the Average Market Price is being calculated, then the Average Market Price shall be adjusted by deducting therefrom the fair market value (on the record date for the issuance or distribution in respect of which the Average Market Price is being calculated), as determined by the Board of Directors, of the capital stock, rights, warrants, assets or debt securities issued or distributed in respect of each share of Common Stock in such preceding adjustment event.

                 Further, in the event that the Ex-Dividend Date (or in the case of a subdivision, combination or reclassification, the effective date with respect thereto) with respect to a dividend, subdivision, combination or reclassification to which Section 13.7(1), (2), (3) or
         (5) applied occurs during the period applicable for calculating the Average Market Price, then the Average Market Price shall be calculated for such period in a manner determined by the Board of Directors to reflect the impact of such dividend, subdivision, combination or reclassification on the current market price of the Common Stock during such period.

                 "current market price" of a share of Common Stock on any day means the last reported sale price (or, if no sale price is reported, the average of the high and low bid prices) on such day on the National Association of Securities Dealers, Inc. Automated Quotation System or as quoted by the National Quotation Bureau Incorporated, or if the Common Stock is listed on an exchange, on the principal exchange on which the Common Stock is listed. In the event that no such quotation is available for any day, the Board of Directors shall be entitled to determine the current market price on the basis of such quotations as it considers appropriate.

         "Determination Date" for any issuance of rights or warrants or any distribution to which Section 13.8 or 13.9 applies means the earlier of (i) the record date for the determination of stockholders entitled to receive the rights or warrants or the distribution to which such Section applies and (ii) the Ex-Dividend Date of such rights, warrants or distribution.

                 "Ex-Dividend Date" means the date on which "ex-dividend" trading commences for a dividend, an issuance of rights or warrants or a distribution to which any of Sections 13.7, 13.8 and 13.9 applies in the over-the-counter market or on the principal exchange on which the Common Stock is then quoted or listed.

                 Section 13.12 When Adjustment May Be Deferred. In any case in which this Article shall require that an adjustment shall become effective immediately after a record date for an event, the Issuer may defer until the occurrence of such event (i) issuing to the Holder of any Security converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such Holder cash or its check in lieu of any fractional interest to which he is entitled pursuant to Section 13.4; provided, however, that the Issuer shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's rights to receive such additional shares of Common Stock, and such cash, upon the occurrence of the event requiring such adjustment.

                 Section 13.13 When Adjustment Is Not Required. No adjustments in the conversion price or conversion rate need be made unless the adjustment would require an increase or decrease of at least one percent (1%) in the initial conversion price or conversion rate. Any adjustment which is not made shall be carried forward and taken into account in any subsequent adjustment.

                 All calculations under this Article shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

                 No adjustment in the conversion price or conversion rate shall be made because the Issuer issues, in exchange for cash, property or services, shares of Common Stock, or any securities convertible into or exchangeable for shares of Common Stock, or securities carrying the right to purchase shares of Common Stock or such convertible or exchangeable securities.

                 No adjustment in the conversion price or conversion rate need be made under this Article for sales of shares of Common Stock pursuant to an Issuer plan providing for reinvestment of dividends or interest or in the event the par value of the Common Stock is changed.

                 No adjustment in the conversion price or conversion rate need be made for a transaction referred to in Section 13.7, 13.8 or 13.9 if Securityholders are to participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction; provided that the basis on which the Securityholders are to participate in the transaction shall not be deemed to be fair if it would require the conversion of Securities at any time prior to the expiration of the conversion period specified for such Securities.





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


                 To the extent the Securities become convertible into cash, no adjustment need be made thereafter as to such cash. Interest will not accrue on such cash.

                 Section 13.14 Notice of Adjustment. Whenever the conversion price or conversion rate is adjusted, the Issuer shall promptly mail to Securityholders a notice of the adjustment and file with the Trustee an Officers' Certificate briefly stating the new conversion price or conversion rate, the date it becomes effective, the facts requiring the adjustment and the manner of computing it. The certificate shall be conclusive evidence that the adjustment is correct.

                 Section 13.15  Notice of Certain Transactions.  If:

                          (1) the Issuer takes any action which would require an adjustment in the conversion price or conversion rate;

                          (2) the Issuer consolidates or merges with, or transfers all or substantially all of its assets to, another corporation, and stockholders of the Issuer must approve the transaction; or

                          (3) there is a voluntary or involuntary dissolution
                 or liquidation of the Issuer,

         a Holder of a Security may elect to convert it into shares of Common Stock prior to the record date for, or the effective date of, the transaction so that he may receive the rights, warrants, securities or assets which a holder of shares of Common Stock on that date may receive. Therefore, the Issuer shall mail to the Securityholders and the Trustee, at least 20 days prior to the applicable record or effective date hereinafter mentioned, a notice stating the proposed record or effective date, as the case may be. Failure to mail the notice or any defect in it shall not affect the validity of any transaction referred to in clause (1), (2) or (3) of this Section.

                 Section 13.16  Consolidation, Merger or Sale of the Issuer.
If the Issuer is a party to a transaction described in Section 9.1 or a merger which reclassifies or changes its Outstanding Common Stock, the successor corporation (or corporation controlling the successor corporation or the issuer, as the case may be) shall enter into a supplemental indenture which shall provide that the Holder of a Security may convert it into the kind and amount of securities or cash or other assets which he would have owned immediately after the consolidation, merger or transfer if he had converted the Security immediately before the effective date of such transaction, assuming (to the extent applicable) that such Holder failed to exercise any rights of election with respect thereto and received per share of Common Stock the kind and amount of securities, cash or assets received per share by a plurality of the non-electing shares. The supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The successor corporation shall mail to each Securityholder a notice describing the supplemental indenture.

                 If this Section applies, Sections 13.7, 13.8 and 13.9 shall not apply.

                 Section 13.17 Issuer Determination Final. Any determination which the Board of Directors must make pursuant to Sections 13.7, 13.9, 13.11,
13.13 or 13.16 is conclusive and binding on the Holders of Securities.

                 Section 13.18 Trustee's Disclaimer. Neither the Trustee nor any Conversion Agent has any duty to determine when an adjustment under this Article should be made, how it should be made or what it should be. Neither the Trustee nor any Conversion Agent has any duty to determine whether any provisions of a supplemental indenture under Section 13.16 are correct.
Neither the Trustee nor any Conversion Agent makes any representation as to the validity or value of any securities or assets issued upon conversion of Securities. Neither the Trustee nor any Conversion Agent shall be responsible for the Issuer's failure to comply with this Article.

                 Section 13.19 Simultaneous Adjustments. In the event that this Article Thirteen requires adjustments to the conversion price or conversion rate under more than one of Sections 13.7(4), 13.8 or 13.9, and the record dates for the distributions giving rise to such adjustments shall occur on the same date, then such adjustments shall be made by applying, first, the provisions of Section 13.7, second, the provisions of Section 13.9 and, third, the provisions of Section 13.8.


                                ARTICLE FOURTEEN

                            MISCELLANEOUS PROVISIONS


                 Section 14.1 Incorporators, Stockholders, Officers and Directors of Issuer Exempt from Individual Liability. No recourse under or upon any obligation, covenant or agreement contained in this Indenture or in any Security or Coupon, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities and the Coupons appertaining thereto by the Holders thereof and as part of the consideration for the issue of the Securities and the Coupons appertaining thereto.

                 Section 14.2 Provisions of Indenture for the Sole Benefit of Parties and Holders of Securities and Coupons. Nothing in this Indenture, in the Securities or Coupons appertaining thereto, expressed or implied, shall give or be construed to give to any Person other than the parties hereto and their successors and the Holders of the Securities or Coupons, if any, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Securities or Coupons, if any.

                 Section 14.3 Successors and Assigns of Issuer Bound by Indenture. All the covenants, stipulations, promises and agreements in this Indenture made by or on behalf of the Issuer shall bind its successors and assigns, whether so expressed or not.

                 Section 14.4 Notices and Demands on Issuer, Trustee and Holders of Securities and Coupons. Any notice, direction, request or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by any Holder of Securities of any series or Coupons appertaining thereto to or upon the Issuer shall be deemed to have been sufficiently given or served by being deposited postage prepaid in the United States mail, first-class mail (except as otherwise specifically provided herein), addressed (until another address of the Issuer is filed by the Issuer with the Trustee) to CMS Energy Corporation, Fairlane Plaza South, Suite 1100, 330 Town Center Drive, Dearborn, Michigan 48126, Attention: Secretary. Any notice, direction, request or demand by the Issuer or any Holder of Securities of any series or Coupons appertaining thereto to or upon the Trustee shall be deemed to have been sufficiently given or served by being deposited postage prepaid in the United States mail, first-class mail (except as otherwise specifically provided herein), addressed (until another address of the Trustee is filed by the Trustee with the Issuer) to The Chase Manhattan Bank (National Association), Four Chase MetroTech Center, Brooklyn, New York 11245. Any notice required or permitted to be given or served by the Issuer or by the Trustee to or upon (i) any Holders of Registered Securities of any series or any Holders of Unregistered Securities who have filed their names and addresses with the Trustee pursuant to Section 4.4(c)(ii), shall be deemed to have been sufficiently given or served by being deposited in the United States mail, first-class mail (except as otherwise specifically provided herein), addressed at their addresses as they shall appear on the Security Register or at the addresses so filed, respectively, and (ii) any Holders of other Unregistered Securities, shall be deemed to have been sufficiently given or served by publication at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York.

                 In any case where notice to the Holders of Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                 In case, by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impracticable to mail notice when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be reasonably satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

                 Section 14.5 Officers' Certificates and Opinions of Counsel; Statements to be Contained Therein. Except as otherwise expressly provided by this Indenture, upon any application or demand by the Issuer to the Trustee to take any action under any of the provisions of this Indenture, the Issuer shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

                 Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture (other than certificates provided pursuant to Section 4.3(d) or Section 11.5) shall include (a) a statement that the individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such individual, such condition or covenant has been complied with.

                 Any certificate, statement or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion of or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any such certificate, statement or Opinion of Counsel may be based, insofar as it relates to factual matters, on information with respect to which is in the possession of the Issuer, upon the certificate, statement or opinion of or representations by an officer or officers of the Issuer, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

                 Any certificate, statement or opinion of an officer of the Issuer or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

                 Any certificate or opinion of any independent firm of public accountants filed with and directed to the Trustee shall contain a statement that such firm is independent.

                 Section 14.6 Payments Due on Saturdays, Sundays and Holidays. If the date of maturity of interest on or principal of the Securities of any series or any Coupons appertaining thereto or the date fixed for redemption or repayment of any such Security or Coupon shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of such interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption or repayment, and no interest shall accrue for the period from and after such date.

                 Section 14.7 Conflict of any Provision of Indenture with Trust Indenture Act of 1939. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with any provision set forth in Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939, that impose duties on any person, such provision of the Trust Indenture Act of 1939 shall control.

                 Section 14.8 New York Law to Govern. This Indenture and each Security and Coupon shall be governed by and deemed to be a contract under, and construed in accordance with, the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such State, except as may otherwise be required by mandatory provisions of law.

                 Section 14.9 Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

                 Section 14.10 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                 Section 14.11 Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                 IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of _________ __, 1995.


                             CMS ENERGY CORPORATION


                                      By____________________________
                                        Title:



[CORPORATE SEAL]

Attest:


By______________________
  Title:



                                         THE CHASE MANHATTAN BANK
                                            (NATIONAL ASSOCIATION), TRUSTEE



                                      By____________________________
                                        Title:

[CORPORATE SEAL]

Attest:


By__________________________
  Title: